UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Authentidate Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 1, 2014

To the Stockholders of

AUTHENTIDATE HOLDING CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AUTHENTIDATE HOLDING CORP. will be held at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 on May 1, 2014 at 10:00 a.m., Eastern time. The Annual Meeting of Stockholders is being held for the purpose of:

1.	Electing six (6) directors to Authentidate’s board of directors;

2.	Holding a non-binding advisory vote on the compensation of our named executive officers;

3.	Approving an amendment to our 2011 Omnibus Equity Incentive Plan to increase by 3,400,000 shares the number of shares of common stock available for issuance under such plan;

4.	Ratifying the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014; and

5.	Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

The close of business on March 12, 2014 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting, it is important that your shares be represented and voted at the Annual Meeting. To ensure that your shares are represented and voted at the meeting, please either vote your shares electronically over the internet or by telephone, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders on May 1, 2014

The Proxy Statement and our 2013 Annual Report to Stockholders are available at: http://www.cstproxy.com/authentidate/2014

By Order of the Board of Directors,

Victor J. DiGioia, Secretary

Dated: March 21, 2014

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EITHER VOTE BY INTERNET OR TELEPHONE, OR IF YOU REQUESTED A PROXY CARD, COMPLETE, DATE AND SIGN THE PROXY CARD AND MAIL IT PROMPTLY TO ENSURE REPRESENTATION OF YOUR SHARES.

i

ii

AUTHENTIDATE HOLDING CORP.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

PROXY STATEMENT

for

Annual Meeting of Stockholders

To Be Held on May 1, 2014

AUTHENTIDATE HOLDING CORP., a Delaware corporation, is distributing and making available proxy materials, including this proxy statement, to the holders of record of shares of its common stock as of March 12, 2014 in connection with the solicitation of proxies by the board of directors of Authentidate for use at the annual meeting of stockholders to be held at 10:00 a.m. (Eastern time) at the company’s corporate headquarters, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922 on May 1, 2014 and at any adjournment or postponement thereof. The proxy materials, including this proxy statement and our 2013 Annual Report, are being distributed and made available on or about March 21, 2014.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On March 12, 2014 (the “Record Date”), there were issued and outstanding 38,335,781 shares of common stock, 28,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”) and 665,000 shares of Series D Preferred Stock (the “Series D Preferred Stock”). Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Each share of common stock is entitled to one vote on each matter submitted to stockholders.

Shares of Authentidate’s common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the six (6) persons nominated by the board of directors;

2.	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

3.	FOR the approval of an amendment to our 2011 Omnibus Equity Incentive Plan to increase by 3,400,000 shares the number of shares of common stock available for issuance under such plan;

4.	FOR the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014; and

5.	FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Notice of Internet Availability of Proxy Materials

We are furnishing proxy materials to our shareholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. On March 21, 2014, we mailed to our stockholders (other than those who previously requested electronic delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs our stockholders on how to access their proxy card to vote through the internet or by telephone.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice of Internet Availability. If a stockholder has previously elected to receive our proxy materials electronically, that stockholder will continue to receive these materials via e-mail unless he or she elects otherwise.

Quorum

Under our bylaws, a majority of the shares of common stock outstanding and entitled to vote at the annual meeting as of the Record Date must be present at the meeting, either in person or by proxy, in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of determining whether there is a quorum.

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you do not give instructions to your broker, bank, or nominee, it can vote your shares only with respect to discretionary items, but not with respect to non-discretionary items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or nominee may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give instructions to your broker, bank or nominee, the shares will be treated as broker non-votes.

Vote required

Election of directors (Proposal 1) is by plurality vote, with the six nominees receiving the highest vote totals to be elected as directors of Authentidate. Broker non-votes and properly executed proxies marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated. As a result, the six director nominees receiving the highest number of votes cast by stockholders present in person or represented by proxy at the annual meeting and entitled to vote at the annual meeting will be elected to our board of directors. Accordingly, votes that are withheld and broker non-votes will not affect the outcome of the election of directors.

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the annual meeting is required to approve the advisory vote on executive compensation in Proposal 2. Because this vote is advisory and is not binding on our board of directors, our management resources and compensation committee, which is responsible for designing and administering our executive compensation program, will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote.

Approval of the amendment to the 2011 Omnibus Equity Incentive Plan (Proposal 3) requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote at the annual meeting. Accordingly, for this proposal, a properly executed proxy marked “abstain” with respect to this matter will not be voted and will have the effect of a negative vote. Any broker non-votes will not have an effect on this proposal.

Approval of the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2013 (Proposal 4) requires the affirmative vote by holders of at least a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote at the annual meeting. Accordingly, for this proposal, a properly executed proxy marked “abstain” with respect to any such matter will not be voted and will have the effect of a negative vote. Any broker non-votes will not have an effect on this proposal.

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. If you abstain from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the annual meeting of stockholders. The board of directors is not currently aware of any such other matters. If any other matter does properly come before the annual meeting, the board intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment.

Shares held in Street Name

If you hold your shares in street name, you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from us. Simply follow the voting directions provided by your broker, bank or nominee regarding how to instruct your broker, bank or nominee to ensure your vote is counted. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the internet. Please check with your broker or other nominee and follow the voting procedure your broker or other nominee provides to vote your shares. As discussed above, if you hold your shares in “street name” through a broker, bank or other nominee, then the broker, bank or nominee who holds your shares has the authority under the applicable stock exchange rules to vote only on certain items, referred to as discretionary items, if they have not received instructions from you. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange and on which your broker, bank or nominee may vote shares held in street name in the absence of your voting instructions. At this annual meeting, Proposal 4, the ratification of the selection of our independent registered public accounting firm, is considered a discretionary item.

Under the applicable stock exchange rules, brokers, banks and nominees may not exercise discretionary voting authority and may not vote your shares with respect to Proposals 1, 2 or 3 unless you provide them with voting instructions. Thus, if you hold your shares in street name, you must give instructions to your broker, bank or nominee in order to vote your shares on these proposals.

Manner of Voting

Voting by Proxy—Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record” and you may vote in person by attending the meeting, or by voting your shares by proxy over the internet or by telephone by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the proxy card delivered to you and returning it in the postage-paid envelope provided, or you may vote over the internet or by telephone pursuant to the instructions provided in the proxy card.

Instructions for voting via the internet, by telephone and by mail are summarized below.

By Internet—If you have internet access, you may submit your proxy by following the “Vote by Internet” instructions on the Notice of Internet Availability.

By Telephone—You may submit your proxy via telephone by following the “Vote by Telephone” instructions on the Notice of Internet Availability.

By Mail—You may request delivery of a physical proxy card and submit your proxy by signing your proxy card and mailing it in the postage-prepaid envelope provided to you.

If you are a stockholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the internet or by telephone.

With respect to the election of directors (Proposal 1), you may either vote “FOR” all the nominees to the board or you may “WITHHOLD” your vote for any nominee you specify. For all other matters to be voted on at the annual meeting, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

If you sign and return your proxy card, or otherwise vote, but do not specify how you want to vote your shares, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors as described below under the caption “Recommendations of the Board of Directors”. If any other business properly comes before the stockholders for a vote at the annual meeting, or at any adjournments or any postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Proxy—Street Name Holders

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Telephone and internet voting are available to stockholders owning shares through certain brokers, banks and nominees. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described above under the caption “Shares held in Street Name”.

Voting In Person at the Annual Meeting

If you choose to vote in person, you can attend the annual meeting and cast your vote in person. Whether or not a stockholder plans to attend the meeting, the stockholder should vote by proxy to ensure his or her vote is counted. A stockholder may still attend the meeting and vote in person if he or she has already voted by proxy. To vote in person, a stockholder of record may come to the meeting and we will provide the stockholder with a ballot. Stockholders who hold their shares through a broker, bank or nominee and wish to vote at the meeting must bring to the meeting a legal proxy from the broker, bank or nominee issued in the stockholder’s name and confirming their beneficial ownership of the shares to be voted.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the annual meeting. A stockholder may revoke or change their votes on any matter by: (i) delivering a new proxy card bearing a later date to the company; (ii) notifying the Secretary of the company either in writing prior to the meeting or in person at the meeting; (iii) voting again via the telephone or internet; or (iv) attending the meeting and voting in person. If your stock is held in street name, you must follow the instructions of the broker, bank, or nominee as to how to change your vote. If you would like to obtain proxy materials or have any questions, you should refer to the instructions on the Notice of Internet Availability or contact the company at (908) 787-1700. Revocation is effective only upon receipt of such notice by our corporate secretary.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies by the board of directors. The board of directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or SEC, we have elected to furnish our proxy materials, including this proxy statement, over the internet. Consequently, our stockholders generally will not receive paper copies of our proxy materials unless they request them. We will instead send a Notice of Internet Availability of Proxy Materials, to our stockholders of record with instructions for accessing the proxy materials and voting through the internet or by telephone. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability and to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy of the proxy materials may also be found in the Notice of Internet Availability.

Annual Report

The Annual Report to Stockholders for the fiscal year ended June 30, 2013, including financial statements, accompanies this proxy statement. Our principal executive offices are located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922. Our telephone number is (908) 787-1700.

Reverse Stock Split

On August 30, 2012, we implemented a one for two reverse stock split of our outstanding common stock, par value $0.001 per share. As a result of the reverse split, every two shares of issued and outstanding common stock were combined into one share of issued and outstanding common stock. In addition, the reverse split effected a proportionate adjustment to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options and warrants to purchase or acquire, as applicable, shares of the company’s common stock, and the number of shares reserved for issuance pursuant to the company’s existing equity incentive compensation plans were reduced proportionately. The reverse split also effected a proportionate adjustment to the conversion price and number of shares of common stock issuable upon the conversion of all outstanding shares of convertible preferred stock. No fractional shares were issued as a result of the reverse split, and stockholders who otherwise would be entitled to a fractional share will receive, in lieu thereof, a cash payment based on the closing sale price of the company’s common stock as reported on The NASDAQ Capital Market on August 30, 2012. All share amounts and per share prices in this proxy statement have been adjusted to reflect this reverse stock split unless otherwise stated.

Recommendations of the Board of Directors

The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

•	FOR election of the nominees of the board (see PROPOSAL 1);

•	FOR the resolution approving the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC (see PROPOSAL 2);

•	FOR the approval of an amendment to our 2011 Omnibus Equity Incentive Plan to increase by 3,400,000 shares the number of shares of common stock available for issuance under such plan (see PROPOSAL 3); and

•	FOR the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014 (see PROPOSAL 4);

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card or otherwise vote without indicating voting selections, the persons named as proxy holders will vote your shares in accordance with the recommendations of the board of directors.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities entitled to vote at this annual meeting are Authentidate’s common stock. Each share entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, there were 38,335,781 shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date, with respect to (i) each director, nominee and executive officer, (ii) all directors, nominees and executive officers as a group, and (iii) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by us to be the beneficial owner of more than five percent of our common stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

	Common Stock
Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)
5% Stockholders
Lazarus Investment Partners LLLP 2401 E. 2nd Avenue, Suite 600 Denver, Colorado 80206	13,689,311	(1)	29.6%
Orin Hirschman AIGH Investment Partners, L.P. AIGH Investment Partners, L.L.C. 6006 Berkeley Avenue Baltimore, MD 21209	2,000,001	(2)	5.2%
Directors and Executive Officers
O’Connell Benjamin c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	1,199,375	(3)	3.0%
J. Edward Sheridan c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	233,090	(4)	*
J. David Luce c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	824,230	(5)	2.1%
Todd A. Borus, M.D. c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	217,983	(6)	*
Charles C. Lucas III c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	102,820	(7)	*

	Common Stock
Name and Address of Beneficial Holder	Amount and Nature of Beneficial Ownership (++)		Percent of Class (#)
Jeffrey Beunier c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	20,000	(8)	*
William A. Marshall c/o Authentidate Holding Corp. Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922	589,665	(9)	1.5%
Directors/Nominees/Executive Officers as a group(3)(4)(5)(6)(7)(8)(9)	3,187,163		7.9%

++	Unless otherwise indicated below, each director, officer and 5% stockholder has sole voting and sole investment power with respect to all shares that it beneficially owns.
#	Based on the number of shares of common stock outstanding as of the Record Date.
*	Represents less than 1% of the issued and outstanding shares of common stock as of the Record Date.
(1)	Based on Schedule 13D/A filed by the listed stockholder on October 22, 2013 and subsequently filed reports on Form 4. The securities reported on this table as beneficially owned by Lazarus Management Company, LLC (“Lazarus Management”) are held by or for the benefit of Lazarus Investment Partners LLLP (“Lazarus Partners”). Includes warrants to purchase an aggregate of 6,001,242 shares of common stock and 1,842,113 shares of common stock which may be issued upon conversion of 200,000 shares of Series D preferred stock. Lazarus Management, as the investment adviser and general partner of Lazarus Partners, and Justin B. Borus, as the managing member of Lazarus Management, may be deemed to beneficially own the securities held by Lazarus Partners for the purposes of Rule 13d-3 of the Securities Exchange Act of 1934, insofar as they may be deemed to have the power to direct the voting or disposition of those securities. Neither the filing of this report nor any of its contents shall be deemed to constitute an admission that Lazarus Management or Mr. Borus is, for any other purpose, the beneficial owner of any of the securities, and each of Lazarus Management and Mr. Borus disclaims beneficial ownership as to the securities, except to the extent of his or its pecuniary interests therein.
(2)	Based on Schedule 13G jointly filed on February 13, 2014 by the following persons: Mr. Orin Hirschman, AIGH Investment Partners, L.P. and AIGH Investment Partners, L.L.C. Mr. Hirschman is the managing member of AIGH Investment Partners, L.P.’s general partner and president of AIGH Investment Partners, L.L.C. Excludes warrants to purchase an aggregate of 660,000 shares of common stock not exercisable at the present time because the reporting person is above 4.99% beneficial ownership.
(3)	Includes vested options to purchase 470,279 shares of common stock and excludes unvested options to purchase 618,638 shares of common stock. Includes (i) warrants to purchase an aggregate of 378,204 shares of common stock and (ii) 253,291 shares of common stock issuable upon conversion of 27,500 shares of Series D preferred stock. Excludes 128,843 restricted stock units, which are subject to vesting requirements.
(4)	Includes vested options to purchase 196,738 shares of common stock.
(5)

Includes vested options to purchase 75,000 shares of common stock. Includes 584,325 shares of common stock owned by affiliated entities and 3,710 shares of common stock owned by his spouse. Excludes unvested options to purchase 250,000 shares of common stock. Excludes warrants to purchase an aggregate of 5,474,829 shares of common stock issued in connection with our issuances of secured notes during 2012 and our sale of Series D preferred stock, which are held by an entity affiliated with the reporting person and his spouse, which warrants contain a blocker provision under which the holder thereof does not have the right to exercise such warrants to the extent that such exercise would result in beneficial ownership by the holder thereof or any of its affiliates, of more than 4.99% of our common stock. Also excludes 2,440,799 shares of common stock issuable upon conversion of an aggregate of 265,000 shares of Series D preferred stock which were issued June 20, 2013 in our Series D preferred stock financing to an entity affiliated with the reporting person and his spouse, which securities contain a blocker provision under which the holder thereof does not have the right to convert such securities to the extent that such event would result in the holder or any of its affiliates acquiring more than 4.99% of our common stock.
(6)	Includes vested options to purchase 121,998 shares of common stock. Also includes warrants to purchase 25,000 shares of common stock and 23,026 shares of common stock issuable upon conversion of 2,500 shares of Series D preferred stock. Dr. Borus is the brother of the manager of the general partner of Lazarus Investment Partners, LLLP; however, Dr. Borus expressly disclaims beneficial ownership interest in our securities which are beneficially owned by Lazarus Investment Partners.
(7)	Includes vested options to purchase 102,820 shares of common stock.
(8)	Includes vested options to purchase 20,000 shares of common stock.
(9)	Includes vested options to purchase 175,000 shares of common stock, warrants to purchase 203,204 shares of common stock and 92,106 shares of common stock issuable upon conversion of 10,000 shares of Series D preferred stock. Excludes unvested options to purchase 71,500 shares of common stock and 115,514 restricted stock units which are subject to vesting requirements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our by-laws provide that the number of persons on the board of directors shall be between three and fifteen persons, as determined by the board of directors. Our board of directors currently consists of six members elected for a term of one year and until their successors are duly elected and qualified. Based on the recommendation of the Nominating and Corporate Governance Committee, our board of directors has nominated the six persons listed below in the table captioned “Nominees and Executive Officers” for election to the board at this annual meeting to serve for a term of one year and until their successors are duly elected and qualified.

As described in greater detail below, in September 2012, we entered into an agreement with Lazarus Investment Partners pursuant to which we granted them a right to nominate one individual to our board. See “Summary of Lazarus Board Agreement”. In October 2013, Lazarus Investment Partners exercised its appointment right and nominated Mr. Jeffrey A. Beunier to our board. Our board subsequently increased its size to six members and elected Jeffrey A. Beunier to serve as a director on October 31, 2013.

All of the nominees for directors being voted upon at the annual meeting are directors standing for re-election and all such nominees, other than Mr. Beunier, were elected by the stockholders at our 2013 annual meeting. The affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote in the election of directors is required to elect the directors. All proxies received by the board of directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The board of directors knows of no reason to anticipate this will occur. Except in the event of unexpected or unusual circumstances, all nominees are expected to be present at the annual meeting of stockholders. During the annual meeting of stockholders held on June 25, 2013, all of our then serving directors were present.

All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualify. Officers are elected annually by, and serve at the discretion of, the board of directors. There are no familial relationships between or among any of our officers or directors. Biographical information regarding the nominees for election as directors and our executive officers is included below. The following table sets forth certain information about our nominees for election to the board of directors and our current executive officers.

Nominees and Executive Officers

Name	Age	Office	Director Since
Nominees for Director
J. Edward Sheridan	79	Co-Chairman of the Board of Directors	1992
J. David Luce	53	Co-Chairman of the Board of Directors	2003
O’Connell Benjamin	64	Director, Chief Executive Officer and President	2011
Todd A. Borus, M.D.	41	Director	2011
Charles C. Lucas III.	51	Director	2012
Jeffrey A. Beunier	40	Director	2013

Other Executive Officer
William A. Marshall	61	Chief Financial Officer, Treasurer and Principal Accounting Officer	N/A

Business Experience of Nominees

J. Edward Sheridan joined our board of directors in June 1992 and was appointed as chairman on March 2, 2009. From 1985 to the present, Mr. Sheridan served as the President of Sheridan Management Corp. From 1975 to 1985, Mr. Sheridan served as the Vice President of Finance and Chief Financial Officer of AMF. From 1973 to 1975, he was Vice President and Chief Financial Officer of Fairchild Industries. From 1970 to 1973 he was the Vice President, Corporate Finance of F.S. Smithers. From 1967 to 1970, Mr. Sheridan was the Director of Acquisitions of Westinghouse Electric. From 1964 to 1967, he was employed by Corporate Equities, Inc., a venture capital firm. Mr. Sheridan holds an M.B.A. from Harvard University and a B.A. from Dartmouth College.

J. David Luce joined our board of directors in February 2003. Following our annual meeting of stockholders on June 25, 2013, Mr. Luce was named co-chairman. From 1990 to August 2009, Mr. Luce was a Senior Vice President of Fixed Income Sales with Barclays PLC (formerly Lehman Brothers). Prior to joining Lehman Brothers, Mr. Luce served as a Vice President, Fixed Income Sales, at Kidder Peabody. Subsequent to his departure from Barclays PLC, Mr. Luce acts as a fixed income portfolio manager at ICC Capital Management and during such time has provided advisory services to the fixed income departments at Elevation LLC and MIP Global, Inc. Mr. Luce graduated from Duke University in 1983 with a B.A. in Economics.

O’Connell (Ben) Benjamin was appointed Chief Executive Officer of Authentidate Holding Corp. and elected to the board of directors on May 5, 2011 and has served as our President since November 26, 2007. Prior to that he led our technology team from January 1, 2005 when he joined the company as Senior Vice President-Products and Technology and has been the chief architect of many of our technology initiatives. Mr. Benjamin started his career in 1973 with AT&T Bell Labs where he led a number of initiatives in research, product development and manufacturing processes. He was the Vice President of R&D for all AT&T Consumer Products until his transition to Lucent Technologies in 1996, as part of Lucent’s spin-off from AT&T. At Lucent, as Vice President in the wireless business unit, he served in various roles leading product development and customer technical support activities. Mr. Benjamin subsequently joined Lucent Digital Radio as Senior Vice President of Product Management in September 1999. Following Lucent Digital Radio’s merger into Ibiquity Digital Corporation in August 2000, he continued to serve as the Co-Chief Operating Officer until August 2003. Prior to joining us, Mr. Benjamin was actively involved as an advisor and equity investor in software and web-services startups. Mr. Benjamin received a BSEE and an MSEE from the Polytechnic Institute of Brooklyn. He is also a graduate of The Executive Program from the Darden Graduate School of Business.

Todd A. Borus, M.D., was elected to our board of directors in May 2011 and is a board certified orthopedic surgeon in Vancouver, WA and Portland, OR. Since August 2006, Dr. Borus has been a partner with Northwest Surgical Specialists, a private orthopedic surgery group, based in Vancouver, WA. Dr. Borus is affiliated with the Southwest Washington Medical Center and Legacy Salmon Creek Hospital and since January 2010, Dr. Borus has held the position of Section Chief, Department of Orthopedic Surgery, at Legacy Salmon Creek Hospital. Dr. Borus graduated with a degree in economics from Williams College and attended medical school at the Mount Sinai school of medicine in New York City. His orthopedic surgery training was completed at the University of Michigan. From August 2005 to July 2006, Dr. Borus completed a fellowship training in adult reconstruction and joint replacement surgery at the Brigham and Women’s Hospital, Harvard University, in Boston, MA. In addition, since January 2009, Dr. Borus has served on the Physician Advisory Council of the Southwest Washington Medical Center and currently serves as a consultant to Mako Surgical Corp., a medical device company. Dr. Borus is the brother of Justin Borus, the manager of the general partner of Lazarus Investment Partners, LLLP, which is the beneficial owner of approximately 29.6% of our common stock.

Charles C. Lucas III was elected to our board of directors in December 2012 and is currently the general counsel of Elevation LLC, a position he has held since January 2011. Elevation LLC is an institutional broker-dealer focused on macro-based research and agency execution. Prior to joining Elevation LLC, Mr. Lucas was a partner with The McAulay Firm, an executive search firm, from 1996 to December 2010. Prior to joining The

McAulay Firm, Mr. Lucas engaged in the private practice of law with the firm of Robinson, Bradshaw & Hinson, P.A. Mr. Lucas received a Bachelor of Arts degree from the University of North Carolina and a Juris Doctor from the Duke University School of Law. Mr. Lucas is active in numerous civic and philanthropic organizations and since October 2004 has been a Trustee of The Duke Endowment and since 2008 has served on the Board of Visitors of Duke University School of Law. In addition, Mr. Lucas is a past and current member of the Board of Trustees of the University of North Carolina School of the Arts and has served as the Chairman of this Board since 2008.

Jeffrey A. Beunier was elected to our board of directors in October 2013 following his designation by Lazarus Investment Partners pursuant to the Board Nomination and Observer Agreement. Mr. Beunier is the founder and principal of Open Choke Capital Management, LLC, established in June 2007 in Denver, Colorado, which provides consulting services to private and institutional investors as well as public companies focusing on energy related transactions, monetization strategies and strategic advisory assignments. Additionally, Mr. Beunier advised independent oil and gas operators on capital structure and funding sources since April 2009. Mr. Beunier co-founded Recovery Energy, Inc. in September of 2009, and Mr. Beunier fulfilled the role of Director, President, and Chief Executive Officer until May 2010, and Director, President, and Chief Financial Officer from May 2010 until April 2011. Mr. Beunier has also performed turnaround management and restructuring services in the energy sector on behalf of MorrisAnderson & Associates, a national restructuring firm. Previously, Mr. Beunier held managerial positions in connection with underwriting, structuring, and managing investment opportunities in the commercial, industrial and energy sectors. In March 2001, while working for KPMG, he became a licensed CPA. He became a Certified Insolvency Restructuring Analyst in 2007, and has passed Level 1 and Level 2 of the CFA exam. Mr. Beunier holds a Bachelors degree from the Pennsylvania State University where he majored in Accounting with a concentration in Finance and a minor in Real Estate. Mr. Beunier serves on the advisory board, and is a limited partner, of Lazarus Investment Partners, LLLP.

Qualifications of Nominees

Our independent directors have evaluated and recommended each of the nominees currently standing for election at the annual meeting. The following table summarizes highlights the specific experience, qualifications, attributes or skills of the director nominees that led to the conclusion that the nominee should serve as a director of Authentidate:

Nominees	Relevant Experience and Qualifications
J. Edward Sheridan	Significant leadership, business and financial experience, including previously serving as Vice President and Chief Financial Officer of AMF and Fairchild Industries. Breadth of knowledge about Authentidate’s business given service on our board since 1992 and current service as co-chairman.
J. David Luce	Significant business and financial experience, including serving as Senior Vice President with Barclays Capital (formerly Lehman Brothers) and background in private investment banking. Breadth of knowledge about Authentidate’s business due to his service, since 2003, as a board member and currently as co-chairman.
O’Connell Benjamin	Significant leadership and business experience and technological expertise. Currently serves as our Chief Executive Officer and a member of our board of directors, has served as our President since November 2007 and was our Chief Technology Officer from January 2005 until becoming our President. Served in a number of executive capacities with technology and communications companies, including AT&T Consumer Products, Lucent Technologies and Ibiquity Digital Corporation.
Todd A. Borus, M.D.	Significant knowledge of the healthcare industry and possessing healthcare leadership and management experience through his medical practice, particularly his role as Section Chief, Department of Orthopedic Surgery, at Legacy Salmon Creek Hospital and service on the Physician Advisory Council of the Southwest Washington Medical Center. Experience in advising a medical device company based on his consultancy with Mako Surgical Corp.

Nominees	Relevant Experience and Qualifications
Charles C. Lucas III	Significant business and legal experience, including his executive positions with Elevation LLC and The McAulay Firm. Significant experience in governance and leadership derived from his positions as a trustee of The Duke Endowment and service on the Board of Visitors of Duke University School of Law and the Board of Trustees of the University of North Carolina School of the Arts.
Jeffrey A. Beunier	Significant leadership, business and financial experience, as well as public-company experience. Mr. Beunier has acquired these attributes through his experience as the founder and principal of Open Choke Capital Management, LLC, the chief executive officer, chief financial officer and director of a publicly-held company, Recovery Energy, Inc. and his background as a certified public accountant and as a consultant with MorrisAnderson & Associates.

Summary of Lazarus Board Agreement

Under the terms of the Board Nomination and Observer Agreement dated September 25, 2012 (the “Board Agreement”) between us and Lazarus Investment Partners, LLLP (“Lazarus Partners”), we granted Lazarus Partners the right, to be exercised within a 180-day period, to appoint either an observer to our board of directors or to nominate an individual for election to our board of directors. In March 2013, we agreed to extend for 90 days the period within which Lazarus Partners may exercise its right to nominate an individual for election as a director and in June 2013 we agreed to a further 90 day extension. Subsequently, on September 19, 2013, we further amended the Board Agreement to extend by an additional 90 days, to December 18, 2013, the time period within which Lazarus Partners can exercise its right to nominate an individual for election to our board of directors. Under the Board Agreement, so long as Lazarus Partners owns at least 10% of our outstanding common stock, it has the right to designate one person to be nominated for election to the board, or in the alternative, if it owns at least 5% of our outstanding common stock, the right to designate an observer to attend all meetings of our board in a non-voting capacity for a period of two years. We agreed that if Lazarus Partners nominates an individual for election to our board, we shall promptly increase the size of the board, appoint such nominee as a member of the board and, subject to the terms of the Board Agreement, use our best efforts to include such nominee in the slate of nominees recommended for election as a director for three years. In October 2013, Lazarus Investment Partners exercised its appointment right and nominated Mr. Jeffrey A. Beunier to our board. Our board subsequently increased its size to six members and elected Jeffrey A. Beunier to serve as a director on October 31, 2013.

Business Experience of Other Executive Officer

William A. Marshall joined Authentidate Holding Corp. as Chief Financial Officer and Treasurer in February 2006. Mr. Marshall brings more than 25 years of experience as a Chief Financial Officer, audit partner and senior management advisor to Authentidate. Most recently, he served as Chief Financial Officer and Treasurer for NEON Communications, Inc., a former publicly traded provider of optical networking solutions, from 2001 to January 2005, when the company was acquired. As part of a planned reorganization, in June 2002, NEON filed a petition under Chapter 11 of the U.S. Bankruptcy Code, from which it was discharged in December 2002. From September 1999 to September 2001, he was Chief Financial Officer and Treasurer for Vitts Networks, Inc., a provider of high-speed internet communications. In connection with the telecom industry downturn, Vitts Networks filed a Chapter 11 petition in December 2000 and was liquidated during 2001. From 1995 to September 1999, he served as Chief Financial Officer and Treasurer for Viisage Technology, Inc., a software technology company where he led the company’s initial public offering in 1996. From 1987 to 1994, Mr. Marshall was a Partner at KPMG LLP where he provided audit, accounting, financial and SEC reporting, business advisory, public offering and merger and acquisition services for a variety of growing middle market companies. Prior to 1987, Mr. Marshall held various positions in audit and business advisory services at KPMG LLP. Mr. Marshall has a B.S. in Accounting from Elizabethtown College in Pennsylvania and is a Certified Public Accountant.

Meetings of the Board of Directors; Independence

During the fiscal year ended June 30, 2013, our board of directors met on thirteen occasions and acted on unanimous written consent on two occasions. No member of the board of directors attended less than 75% of the aggregate number of (i) the total number of meetings of the board of directors or (ii) the total number of meetings held by all committees of the board of directors during the fiscal year ended June 30, 2013. Our independent directors meet in executive sessions periodically during the course of the year.

The listing rules established by the Nasdaq Stock Market, LLC require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a stockholder. Our board of directors consults with legal counsel to ensure that our board’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. Our board of directors reviewed all relevant transactions or relationships between each director, or any of his family members, and we affirmatively determined that the following four of our six directors are independent within the meaning of the applicable Nasdaq listing standards: J. Edward Sheridan, Todd A. Borus, M.D., Charles C. Lucas III and Jeffrey A. Beunier. In considering their independence, our board considered each of the relationships and transactions involving our directors described below under the caption “Certain Relationships and Related Transactions and Director Independence”. Mr. Benjamin is not an independent director due to the fact that he serves as our chief executive officer and president. Our board determined on August 6, 2009, in connection with its approval of an award of 250,000 options to J. David Luce, that he would no longer satisfy the independence criteria of the Nasdaq Stock Market following such grant as it was in consideration for services rendered in connection with our subsidiary, ExpressMD Solutions LLC.

Our board of directors currently has three active committees: the Audit Committee, the Management Resources and Compensation Committee and the Nominating and Corporate Governance Committee. All of the members of our Audit Committee meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. All of the members of our Management Resources and Compensation Committee and our Nominating and Corporate Governance Committee satisfy the applicable independence standards.

Committees of the Board

The board of directors presently has three committees:

•	Audit Committee,

•	Management Resources and Compensation Committee, and

•	Nominating and Corporate Governance Committee.

Audit Committee. The members of the Audit Committee are presently J. Edward Sheridan, Charles C. Lucas and Jeffrey Beunier. Mr. Sheridan currently serves as chairman of this committee. Mr. Lucas was appointed to the Audit Committee in May 2013 following the resignation of John J. Waters, who served on this committee during the fiscal year ended June 30, 2013 until his resignation. Mr. Beunier was appointed to this committee in January 2014 and Dr. Borus served on this committee during the fiscal year ended June 30, 2013 and until January 14, 2014. Each of the individuals that currently serve on the Audit Committee is, and that served on the Audit Committee during our fiscal year ended June 30, 2013 was, an independent member of our board of directors. In addition, the board of directors has determined that the members of the Audit Committee that served during fiscal 2013 and at present meet the additional independence criteria required for audit committee membership set forth in Rule 10 A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended. The Audit Committee acts to: (i) acquire a complete understanding of our audit functions; (ii) review with management the finances, financial condition and our interim financial statements; (iii) review with our independent auditors the year-end financial statements; and (iv) review implementation with the independent auditors and management any action recommended by the independent auditors. Our board of directors adopted a Restated and Amended Charter governing the activities of the Audit Committee, which is available on our corporate website at www.authentidate.com under the following tabs: “about us—corporate governance—Board Committees—Audit”. During the fiscal year ended June 30, 2013, the Audit Committee met on four occasions.

Audit Committee Financial Expert. Our board of directors has determined that Audit Committee member J. Edward Sheridan is our audit committee financial expert, as defined under applicable SEC regulations, and is an independent member of our board.

Management Resources and Compensation Committee. The members of the Management Resources and Compensation Committee are currently J. Edward Sheridan, Todd A. Borus, and Charles C. Lucas, each of whom is an independent member of our board of directors. Mr. Waters served on this committee as its chairman during the 2013 fiscal year until his resignation in May 2013. Mr. Lucas was appointed to this committee in February 2013 and we appointed him as the chairman of this committee following Mr. Waters’ resignation. The functions of this committee include administration of our equity compensation programs and the negotiation and review of all employment agreements of our executive officers. During the fiscal year ended June 30, 2013, this committee held six meetings. The Management Resources and Compensation Committee has authority to select, engage, compensate and terminate independent compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist it in carrying out its responsibilities and functions. The Management Resources and Compensation Committee is governed by a written charter approved by our board of directors which is available on our corporate web site at www.authentidate.com under the following tabs: “about us—corporate governance—Board Committees—Management Resources and Compensation”.

Nominating and Corporate Governance Committee. The members of this committee are currently J. Edward Sheridan, Todd A. Borus and Charles C. Lucas, each of whom is an independent member of our board of directors. Mr. Waters served on this committee as its chairman during the 2013 fiscal year until his resignation in May 2013. Following Mr. Waters’ resignation, we appointed Mr. Sheridan as the chairman of this committee and appointed Mr. Lucas as a member of this committee. Our board of directors has adopted a charter governing the activities of the Nominating and Corporate Governance Committee, which may be viewed online on our web site at www.authentidate.com under the following tabs: “about us—corporate governance—Board Committees—Nominating and Corporate Governance”. Pursuant to its charter, this committee’s tasks include reviewing and recommending to the board issues relating to the board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the board’s compliance with its fiduciary duties to the company and its stockholders; and making recommendations regarding proposals submitted by stockholders. During the fiscal year ended June 30, 2013, this committee held three meetings.

Executive Committee. We established our Executive Committee on December 7, 2005. During the 2013 fiscal year, the members of this committee were J. David Luce, J. Edward Sheridan and O’Connell Benjamin and Mr. Luce served as chairman of this committee. During the fiscal year ended June 30, 2013, the Executive Committee did not meet and on June 25, 2013, our board decided to suspend the further functioning of this committee. The purpose of the Executive Committee was to exercise the authority of the board when the board is not in session, subject to certain limitations.

Corporate Governance

We maintain a corporate governance page on our corporate website which includes important information about our corporate governance practices, including our Corporate Governance Policies, our Code of Ethics and Conduct, and charters for the committees of the board of directors. The corporate governance page can be found at www.authentidate.com, by clicking on “about us—corporate governance.”

Corporate Governance Policies

Our board has adopted corporate governance policies to provide for enhanced accountability to stockholders. The board is elected by our stockholders to oversee the management and conduct of our business. The directors should exercise their business judgment in good faith and in what they reasonably believe to be our best interests. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The board of directors has adopted corporate governance policies;

•	A majority of the board members are independent within the meaning of the term “independent” under the Marketplace Rules of the Nasdaq Stock Market;

•	All members of our substantive board committees—the Audit Committee, the Management Resources and Compensation Committee, and the Nominating and Corporate Governance Committee—are independent, subject to the limited exceptions provided by the corporate governance requirements of the Nasdaq Stock Market;

•	In the event the board elects to appoint the chief executive officer as the chairman of the board, the board shall also appoint an independent member of the board to serve as “Lead Director,” who shall be responsible for coordinating the activities of the other independent directors and to perform various other duties;

•	The independent members of the board meet regularly without the presence of other directors;

•	We have adopted a clear code of business conduct that is monitored by senior management and is affirmed by our employees;

•	The charters of the board committees clearly establish their respective roles and responsibilities;

•	Our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;

•	We have adopted a code of ethics and conduct that applies to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer; and

•	The board and its committees have the right at any time to retain independent financial, legal or other advisors, and the company shall pay all expenses incurred in connection with such independent advisors.

Board Leadership Structure

On an annual basis, our board of directors appoints a member of the board to serve as its chairman. Following our annual meeting of stockholders held on June 25, 2013, our board determined to designate J. Edward Sheridan and J. David Luce as co-chairmen of the Board. Mr. Sheridan is an independent director and has served as chairman since March 2009. Mr. Luce has served on our board of directors since 2003. As stated above, in the event the board elects to appoint the chief executive officer as the chairman of the Board, the board shall also appoint an independent member of the board to serve as “Lead Director,” who shall be responsible for coordinating the activities of the other independent directors and to perform various other duties.

Board’s Role in Oversight of Risk.

The board of directors does not have a separate risk oversight body but rather manages risk directly. The board of directors mitigates risks through discussing with management the appropriate level of risk for the company and evaluating the risk information received from management. These risks include financial, technological, competitive, and operational risks. Further, the Audit Committee receives updates from senior management and assesses risk in satisfaction of their risk management role in accordance with the Audit Committee charter. Our Audit Committee charter provides that the Audit Committee is responsible for monitoring material financial and operating risks of the company. On a quarterly basis, management reports to the Audit Committee regarding our various risk areas. In addition, each of the other committees of the board of directors considers risks within its area of responsibility.

Procedures for Determining Executive and Director Compensation

The Management Resources and Compensation Committee was formed to, among other things, assist our board of directors in the discharge of its responsibilities with respect to compensation of our executive officers and non-employee directors. In accordance with its charter, the compensation committee has authority to determine the amount, form and terms of compensation of our chief executive officer and other officers, and to take such action, and to direct us to take such action, as it deems necessary or advisable to compensate our chief executive officer and other officers in a manner consistent with its determinations, and shall deliberate and vote on all such actions outside the presence of our chief executive officer and other officers. The committee is responsible for reviewing, at least annually, the performance of our chief executive officer and other officers, including in light of any goals and objectives established for such performance, and, in light of such review, determining each officer’s compensation. In accordance with its charter, the committee also has authority to establish our general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. In addition, the committee has authority to administer our equity compensation programs, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of our common stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards, including any such awards to our chief executive officer and other officers. With respect to non-employee director compensation, the committee reviews such compensation practices and policies and makes recommendations to our board of directors as to the amount, form and terms of non-employee director compensation.

The Management Resources and Compensation Committee did not retain outside consultants during the 2013 fiscal year to assist it in implementing these policies or making specific decisions relating to executive compensation. However, the committee does, from time to time, review general information regarding the compensation practices of other companies, including some that may compete with Authentidate for the services of its executives and employees and that information is a factor used by the committee in its decisions and in its general oversight of compensation practices. However, the committee does not use that information to generate specific compensation amounts or targets. Instead, in each compensation decision, the committee exercises its business judgment regarding the appropriateness of types and amounts of compensation in light of the value to the company of specific individuals.

With respect to fiscal 2013 compensation for our executives, the Management Resources and Compensation Committee took into account recommendations made by the chairman of the board and our chief executive officer with respect to determinations of the types and amounts of compensation to be paid to the other executive officers and also discussed with the chairman of the board and the chief executive officer the types and amounts such individuals believed would be appropriate to pay each of them in light of the amounts being recommended for the other executives. Our senior management generally applies a similar philosophy and similar policies to determine the compensation of officers and managers who are not executive officers and reports to the Management Resources and Compensation Committee regarding these matters.

Within the context of the overall objectives of our compensation program, we determined the specific amounts of compensation to be paid to each of our executives during fiscal 2013 based on a number of factors including: our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities; our executives’ performance during the fiscal year in general and as measured against predetermined company and individual performance goals; the roles and responsibilities of our executives; the individual experience and skills of, and expected contributions from, our executives; the amounts of compensation being paid to our other executives; our executives’ historical compensation and performance at our company; and any contractual commitments we have made to our executives regarding compensation. Such information is reflected in the Summary Compensation Table under “Executive Compensation” below.

Regarding the compensation of the company’s non-employee directors, during the fiscal year ended June 30, 2012, the Management Resources and Compensation Committee, in June 2011, engaged Frederic W. Cook & Co., Inc., a nationally-recognized compensation consulting firm, to provide advice regarding the company’s non-employee director compensation policies and practices and present the committee with its assessment and recommendations. Following their assessment and taking their recommendations into account, the committee made a recommendation to our board of directors regarding a new equity incentive plan as well as modifications to the company’s then-current director compensation policy. In July 2011, our board of directors adopted the compensation policies recommended by the committee. No changes to these policies were made during the fiscal year ended June 30, 2013. With respect to executive officer compensation, the Management Resources and Compensation Committee did not engage any compensation consultants in fiscal 2013.

Evaluation of Board Candidates and Stockholder Nominees

Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, concern for the long-term interests of the stockholders, whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry. The board has not relied upon third-party search firms to identify board candidates; rather it relies on recommendations from a variety of business contacts, including current officers, directors and stockholders, as a source for potential board candidates. Although the company does not have a formal policy with regard to the consideration of diversity in identifying nominees, the Nominating and Corporate Governance Committee will consider whether the candidate assists in achieving a mix of members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our company. Nominees for the board of directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nominating and Corporate Governance Committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective board of directors. In evaluating potential candidates for the board of directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the board of directors at that time. After completing its evaluation, the Nominating and Corporate Governance Committee recommends to the full board the persons who should be nominated for election and the board of directors determines the nominees after considering such recommendation. As described in greater detail above, in September 2012, we entered into an agreement with Lazarus Investment Partners pursuant to which we granted it a right to nominate one individual to our board. See “Summary of Lazarus Board Agreement”.

Our policy with respect to stockholder nominees require that the Nominating and Corporate Governance Committee evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees. The Nominating and Corporate Governance Committee’s policy is to consider suggestions for board membership submitted by stockholders in accordance with the following. Stockholders may nominate qualified director candidates for consideration by delivering notice to our corporate secretary at our principal executive offices in accordance with the provisions of our bylaws and the provisions set forth herein under the heading “Stockholder Proposals.” The notice must contain certain prescribed information about the proponent and the nominee(s), including such information about the nominee(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission (the “SEC”) had such nominee been nominated by the board. The Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the board of directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee would recommend the candidate for consideration by the full board of directors. The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Stockholders may contact the board of directors or a specified individual director by writing to the secretary of the company at Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922. Our corporate secretary will relay all such communications to the board of directors, or individual members, as appropriate.

Code of Ethics and Conduct

On July 31, 2003, our board of directors approved our Code of Ethics and Conduct. Our Code of Ethics and Conduct covers all our employees and directors, including our chief executive officer and chief financial officer. During the fiscal year ended June 30, 2012, we did not waive any provisions of the Code of Ethics and Conduct. Our Code of Ethics and Conduct was filed as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2003. We have also posted our Code of Ethics and Conduct on our web site at www.authentidate.com, and may be found as follows:

1.	From our main Web page, first click on “About Us”

2.	Then click on “Corporate Governance”

3.	Next, under “Corporate Governance,” click on “Code of Ethics”

We will post any amendments to or waivers from our Code of Ethics and Conduct at that location.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own, directly or indirectly, more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities we issue. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such reports received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with during the 2013 fiscal year.

Director Compensation

On July 19, 2011, our board approved the following new compensation policy for our non-employee directors:

•	The annual director fee for our non-executive directors is $30,000;

•	Committee chairmen are paid an additional annual fee as follows: (a) chairman of the board—$25,000 per annum; (b) chairman of the Audit Committee—$15,000 per annum; (c) chairman of the Management Resources and Compensation Committee—$7,500 per annum; and (d) other committee chairmen—$5,000 per annum; and

•	Meeting fees for our independent directors are $1,500 for each meeting of the board of directors, and $1,500 for each meeting of a committee of the board of directors. For meetings held by conference call, fees are $750 per meeting. Reasonable and customary expenses incurred in attending the board and committee meetings are reimbursable.

In addition to the foregoing cash compensation, under the 2011 Plan, each non-employee director will receive (i) upon initial election to the board of directors, a nonstatutory stock option for the purchase of 20,000 shares of the company’s common stock which vests immediately upon election and (ii) an annual stock option grant, to be granted on September 1, for the purchase of 15,000 shares of the company’s common stock which also vests immediately; provided, that any non-employee director, who has not served as a director for an entire year prior to September 1st of the reference year shall receive a pro rata number of options determined as follows:

Date of Membership	Options Granted
September 1 through November 30	15,000
December 1 through February 28	11,250
March 1 through May 30	7,500
June 1 through August 31	3,500

On September 1, 2013, we granted an aggregate of 56,250 options to our non-employee directors pursuant to the 2011 Plan. These options have an exercise price of $0.92 and are exercisable for a period of ten years from the grant date. The exercise price of such options is equal to the fair market value of our common stock on the grant date, as determined under the 2011 Plan. With respect to such options, upon the termination of service of a director, options shall terminate on the second anniversary of the date of termination of service, except that if termination of service is due to optionee’s death or permanent disability (as determined by the board), the option shall terminate on the earlier of the expiration date of such option or 12 months following the date of death or termination for permanent disability and if an optionee is removed from the board for cause, as determined by the board, the option awards held by such optionee would terminate immediately upon removal.

Through December 2012, non-employee directors continued to have the option to elect to receive up to 100% of their cash director compensation, including amounts payable for committee service, service as a committee chair and per meeting fees, in restricted shares of our common stock issued under the 2011 Plan. Under this program, prior to the commencement of each fiscal year, each non-employee director had the right to elect to receive a percentage (up to 100%) of all cash compensation payable to such non-employee director for the fiscal year ending the following June 30 in restricted shares of our common stock. Notwithstanding the foregoing, however, on one occasion during each fiscal quarter, a non-employee director, prior to the first day of the last month of each fiscal quarter, may notify the company of his decision to modify a prior election, with any such revised allocation to be effective for any subsequent fiscal quarter during the remainder of the fiscal year. If a non-employee director elects to receive a percentage of his or her cash compensation in restricted shares, the number of restricted shares that will be issued to such director will be calculated by dividing the cash amount to be converted into restricted shares by the fair market value of the company’s common stock as of the date the fees are earned, which date shall be deemed to be the last trading day of each fiscal quarter. Fair market value will be determined in accordance with the provisions of the 2011 Plan.

On December 18, 2012, the board approved a modification to our non-employee director compensation policy to require that all director fees be paid in the form of either non-qualified stock options or restricted shares of common stock to be issued under the 2011 Plan, effective January 1, 2013. Each director elected the form of payment to be received. As the company pays director fees on a quarterly basis in arrears, the securities to be issued to our non-employee directors for each fiscal quarter while this policy modification is in effect will be issued following the close of each such fiscal quarter. Under this new policy, if a non-employee director elects to receive payment of director fees in the form of non-qualified stock options, the number of options issued will be calculated by dividing the cash amount to be converted into options by the fair value of an option as determined by the Black-Scholes option pricing model as of the last trading day of each fiscal quarter. If a non-employee director elects to receive payment in restricted shares, the number of shares to be issued to such director will be determined as described above. Restricted shares will be restricted from public resale in accordance with the provisions of Rule 144, as adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The options to be granted to non-employee directors under the 2011 Plan are exercisable for a period of ten years from the grant date. The exercise price of such options shall be equal to the fair market value of our common stock on the grant date, as determined under the 2011 Plan. Upon the termination of service of a director, these options shall remain exercisable to the same extent as pertains to the annual option awards granted to non-employee directors, as described above.

Further, in July 2011, the board also adopted stock ownership guidelines applicable to our non-employee directors. The Non-Employee Director Stock Ownership Guidelines require all non-employee directors to hold shares of our common stock with a value equal to four times the amount of the base annual retainer fee paid to non-employee directors for service on the board, excluding additional committee retainer fees, if any. This ownership guideline is initially calculated using the base annual retainer fee for service as a non-employee director as of the date we adopted these guidelines for current directors or for any new members of our board, such person first became subject to the guidelines. These ownership guidelines will be re-calculated following any adjustment to the applicable annual non-employee director retainer fees. These guidelines will be based on the applicable annual board retainer fee in effect on such calculation date.

Non-employee directors are required to achieve the applicable level of ownership within five years of the later of the date the guidelines were adopted and the date the person first became a non-employee member of the board. Shares that count toward satisfaction of the guidelines include shares owned outright by the director or his or her immediate family members residing in the same household and shares held in trust for the benefit of the director or his or her family. Unexercised and/or unvested equity awards do not count toward satisfaction of the guidelines. The value of a share will be measured on the date of the company’s annual meeting each year as the greater of (i) the average closing price over the 12 months preceding the date of calculation or (ii) the purchase price actually paid by the person for such share of the company’s stock. The purchase price for shares acquired pursuant to restricted stock units, performance shares and other similar full value awards is zero. Our Non-Employee Director Stock Ownership Guidelines may be waived, at the discretion of the board’s Management Resources and Compensation Committee if compliance would create undue hardship or prevent a director from complying with a court order, as in the case of a divorce settlement.

On September 10, 2012, we entered into indemnification agreements with each of the non-employee members of our board. The indemnification agreements provide, subject to the procedures, limitations and exclusions set forth in the agreements: (i) that we will indemnify the indemnitee to the fullest extent permitted by applicable law in the event the indemnitee is, or is threatened to be made, a party to or a participant in an action, suit or other proceeding by reason of the fact that the indemnitee is or was one of our directors or is or was serving at our request as a director, officer, employee, agent or fiduciary of another enterprise; (ii) that we will advance, to the fullest extent not prohibited by applicable law, the expenses incurred by the indemnitee in connection with any such proceeding; (iii) that the rights of the indemnitee under the agreement are in addition to any other rights the indemnitee may have otherwise; and (iv) that the agreement shall continue until and terminate upon 10 years after the latest date that the indemnitee shall have ceased to serve as one of our directors or as a director, officer, employee, agent or fiduciary of any other enterprise at our request. We are required to advance such person’s expenses in connection with his or her defense, provided that the indemnitee undertakes to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified by us.

A summary of non-executive director compensation for the fiscal year ended June 30, 2013 is as follows:

Summary of Non-Executive Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J. Edward Sheridan	$39,500	$—	$66,381	$—	$—	$—	$105,881
Todd A. Borus	$—	$20,250	$44,400	$—	$—	$—	$64,650
J. David Luce	$—	$42,956	$18,150	$—	$—	$—	$61,106
John J. Waters (4)	$13,251	$36,912	$24,200	$—	$—	$—	$74,363
Charles C. Lucas III (5)	$978	$—	$43,031	$—	$—	$—	$44,009
Jeffrey A. Beunier (6)	$—	$—	$—	$—	$—	$—	$—

(1)	As of June 30, 2013, each of our current non-executive directors had the following number of options outstanding: Mr. Sheridan—131,987; Mr. Luce—63,750; Mr. Lucas—54,765; Mr. Borus—76,459. Includes options issued to certain directors in lieu of cash director fees during fiscal 2013 as follows: Mr. Sheridan—66,987 options; Mr. Borus—36,459 options; and Mr. Lucas—34,765 options.
(2)	For the year ended June 30, 2013, the following non-executive directors received a portion of their cash director fees in shares of restricted common stock. The number of shares earned for service during fiscal 2013 is as follows: Mr. Luce -43,196, Mr. Waters—36,884, and Mr. Borus—18,575. As of the fiscal year ended June 30, 2013, the aggregate number of shares of restricted stock issued in lieu of cash director fees to our current non-executive directors was as follows: Mr. Sheridan—36,352 shares, Mr. Luce—161,195 shares, and Mr. Borus—47,495 shares.
(3)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2012 computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation, and thus may include amounts from awards granted in and prior to 2012. A discussion of the methods used to calculate these values may be found in Note 2 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.
(4)	Mr. Waters resigned from the board effective as of May 12, 2013. As of June 30, 2013 Mr. Waters had 45,000 options outstanding and had been issued a total of 166,149 shares in lieu of cash director fees.
(5)	Mr. Lucas was elected to the board in December 2012.
(6)	Mr. Beunier was elected to the board on October 31, 2013.

Report of the Audit Committee

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter, as amended and restated on July 31, 2003. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditor, EisnerAmper LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee:

•	reviewed and discussed the audited financial statements in the Annual Report with management and Authentidate’s independent registered accounting firm;

•	discussed with the company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, their judgments as to the company’s accounting principles and such other matters as are required to be discussed under Auditing Standard No. 16, “Communications with Audit Committees”, as issued by the Public Company Accounting Oversight Board (“PCAOB”);

•	discussed with management and the independent registered public accountants the quality and adequacy of the company’s internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks;

•	discussed with the independent auditors the auditors’ independence from management and the company and has received from the independent registered public accountants the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence; and

•	based on the review and discussions referred to above, the Audit Committee recommended to the board of directors of Authentidate that the audited financial statements be included in Authentidate’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for filing with the Commission.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By the Audit Committee* of the board of directors of Authentidate Holding Corp.:

/s/ J. Edward Sheridan, Charles C. Lucas and Jeffrey A. Beunier

*	Jeffrey A. Beunier was appointed to the Audit Committee on January 14, 2014 and Todd A. Borus served as a member of the Audit Committee until such date.

Vote Required and Board Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock voting at the annual meeting is required for the approval of the nominees for directors. THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 1.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Management Resources and Compensation Committee with respect to the fiscal year ended June 30, 2013. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. The board believes this link between compensation and the achievement of our near- and long-term business goals will help drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the company or the board of directors (or any committee thereof), creates or implies any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or creates or implies any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our management resources and compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Section 14A of the Exchange Act also requires that stockholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2013 Annual Meeting of Stockholders held on June 25, 2013, our stockholders indicated their preference for an advisory vote on the compensation of our named executive officers to be held annually, which annual frequency was also the recommendation of our board. Our board subsequently confirmed that we will hold an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the board otherwise determines that a different frequency for such votes is in the best interests of our stockholders.

Vote Required and Board Recommendation

On this non-binding matter, the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve this Proposal 2. THE BOARD OF DIRECTORS BELIEVES THAT VOTING FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS, AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO 2011 OMNIBUS EQUITY INCENTIVE PLAN

We are requesting stockholder approval of the amendment to our 2011 Omnibus Equity Incentive Plan, or the 2011 Plan. The board approved the amendment to the 2011 Plan on February 20, 2014, subject to stockholder approval. The 2011 Plan, as amended, or the Amended 2011 Plan, will become effective immediately upon stockholder approval of this proposal at the annual meeting.

Background

The purpose of the amendment to the 2011 Plan is to increase the aggregate number of shares of our common stock which may be issued pursuant to awards under the 2011 Plan by 3,400,000 shares from 3,350,000 shares to 6,750,000 shares (which amounts give effect to our reverse stock split effective August 30, 2012).

We are requesting stockholder approval of the Amended 2011 Plan to (1) in accordance with the rules of the Nasdaq Stock Market, increase the maximum number of shares of our common stock authorized for issuance under the Amended 2011 Plan by an additional 3,400,000 shares, (2) enable us to grant awards under the Amended 2011 Plan that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (and therefore not be subject to the Section 162(m) limits on deductibility of compensation paid to certain executive officers), and (3) enable us to grant stock options intended to qualify as incentive stock options (ISOs) under Section 422 of the Code. Approval of the Amended 2011 Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant awards under the Amended 2011 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. In addition, approval of the Amended 2011 Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the Code relating to ISOs. If this Proposal No. 3 is approved by our stockholders, the Amended 2011 Plan will become effective upon the date of the annual meeting.

The existing 2011 Plan was approved by our stockholders on August 23, 2011. As of the Record Date, options to purchase 1,587,256 shares of common stock were outstanding, 1,104,337 shares of common stock were subject to restricted stock units, or RSUs, 210,652 shares of common stock were granted as restricted stock to our non-employee directors, and 600,681 shares of common stock remained available for grant. As of the Record Date, the outstanding options had a weighted average exercise price of approximately $1.10 per share and a weighted average remaining term of 8.9 years. As of the Record Date, the closing price of our common stock was $1.04 per share. Presently, we only grant awards under the 2011 Plan.

If stockholders do not approve this Proposal No. 3, the proposed additional 3,400,000 shares will not be available for issuance under the Amended 2011 Plan and our ability to meet our compensation objectives would be impaired. Unless and until our stockholders approve the Amended 2011 Plan, we will continue to grant awards under the terms of the 2011 Plan, as originally approved by our stockholders, from the shares available for issuance under the 2011 Plan, without regard to the amendment being proposed in this Proposal 3.

If the proposed Amended 2001 Plan is approved, the number of shares of our common stock that may be authorized for grant pursuant to awards under the 2011 Plan will be increased by 3,400,000 shares to 6,750,000 shares, which shares will be available for additional awards under the Amended 2011 Plan, in addition to (i) the number of shares not subject to outstanding awards as of the Record Date (600,681shares) and (ii) any shares granted under prior plan awards that are added back to the Amended 2011 Plan in accordance with the replenishment provisions described below.

Reasons for the Proposal

The board believes there is an insufficient number of shares remaining for grants under the 2011 Plan to achieve our compensation objectives over the coming years. As discussed in this proxy statement, long-term equity incentives are an important element of our compensation program. The board and our Management Resources and Compensation Committee believe that equity incentives are necessary to remain competitive in the marketplace and align the interests of our employees with our stockholders.

Upon a review of the remaining shares available for grant under the 2011 Plan, the historic rates of equity award issuances, and our anticipated needs, the board decided to approve the proposed share increase under the 2011 Plan of 3,400,000 shares. Assuming that there are no significant unanticipated changes, the proposed share increase should assure that a sufficient reserve of common stock remains available under the Amended 2011 Plan to allow us to continue to provide long-term equity incentives to our employees in a manner consistent with our compensation program and objectives over the next three to four years.

As in the case of other publicly-held companies, compensation of more than $1 million paid by Authentidate in any year to our chief executive officer or to any of our other three most highly paid named executive officers

(other than our chief financial officer) is not deductible by Authentidate unless it qualifies as exempt “performance-based” compensation meeting certain requirements under Section 162(m), including the requirement that the material terms of the related performance goals be disclosed to and approved by stockholders every five years. Under Section 162(m), the material terms include the class of employees eligible to receive compensation, a description of the business criteria on which the performance goals may be based, and the maximum amount of compensation that could be paid to any employee if the performance goal is attained. A description of the performance goals and the class of employees eligible to receive awards and the maximum amount of compensation that can be paid under the Amended 2011Plan is described below.

Purpose of Amended 2011 Plan

The purpose of the Amended 2011 Plan is to promote the success and enhance the value of Authentidate by linking the personal interests of the members of the board and our employees, officers and consultants to those of our stockholders and by providing the individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The Amended 2011 Plan is further intended to provide us flexibility in our ability to motivate, attract and retain the services of members of the board and the employees, officers and consultants of Authentidate and of our subsidiaries upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

The board believes that Authentidate competes with numerous other companies for a limited number of talented persons. As a result, it is important that the company be able to provide incentives to such persons. Since we must carefully manage our cash resources, our board believes that equity compensation awards must play an important role in attracting employees, executives, board members and consultants. It is the board’s opinion that the grant of stock options and other equity awards has several attractive characteristics, both to the recipient and Authentidate. First, granting stock options and other equity awards provide incentive to individuals because they share in the growth of Authentidate. In this manner, employees, non-employee directors and consultants have the same interest as the stockholders of Authentidate. Second, the grant of equity-based awards preserves our cash resources. The board believes that the adoption of the Amended 2011 Plan is in the best interests of Authentidate and its stockholders.

Description of the Amended 2011 Plan

The material features of the Amended 2011 Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended 2011 Plan itself which is attached to this proxy statement as Annex A.

Shares Available. If the Amended 2011 Plan is approved by our stockholders, the maximum number of shares of our common stock that will be available for awards under the Amended 2011 Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below), is 6,750,000 shares. If any shares of common stock subject to an award under the Amended 2011 Plan are forfeited, expire or are settled for cash (in whole or in part), the shares subject to the award may be used again for awards under the Amended 2011 Plan to the extent of the forfeiture, expiration or cash settlement.

Shares of our common stock under awards made under the Amended 2011 Plan in substitution or exchange for awards granted by a company acquired by us or a subsidiary, or with which we or a subsidiary combine, do not reduce the maximum number of shares that are available for awards under the Amended 2011 Plan. In addition, if a company acquired by us or a subsidiary, or with which we or a subsidiary combine, has shares remaining available under a plan approved by its stockholders, the available shares (adjusted to reflect the exchange or valuation ratio in the acquisition or combination) may be used for awards under the Amended 2011 Plan and will not reduce the maximum number of shares of our common stock that are available for awards under the Amended 2011 Plan; provided, however that awards using such available shares shall not be made after the date awards or grants could have been made under the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not our employees or directors prior to the acquisition or combination.

Eligibility. Options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the Amended 2011 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory stock options. Awards may be granted under the Amended 2011 Plan to any employee, non-employee member of our board of directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to employees. As of the Record Date, 38 employees and five non-employee directors were eligible to participate in the Amended 2011 Plan.

Limits on Awards to Participants. Subject to adjustment as provided for in the Amended 2011 Plan, no participant may (i) be granted options or SARs during any 12-month period with respect to more than 1,250,000 shares and (ii) earn more than 1,250,000 shares for each twelve (12) months in the vesting period or performance period with respect to restricted stock awards, restricted stock unit awards, performance awards and/or other share-based awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares. In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a performance period with respect to performance awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,250,000. If an award is cancelled, the cancelled award shall continue to be counted toward the applicable limitation.

Administration. Subject to the reservation of authority by our board of directors to administer the Amended 2011 Plan and act as the committee thereunder, the Amended 2011 Plan will be administered by the Management Resources and Compensation Committee (or a subcommittee) which shall consist of at least two members of our board of directors, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, an “outside director” under Section 162(m) of the Code (to the extent the board of directors has members meeting such qualifications) and an “independent director” under the rules of the principal U.S. national securities exchange on which our common stock is traded (the “Principal Exchange”), to the extent required by such rules (the “Committee”). The Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the Amended 2011 Plan. The Committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the Amended 2011 Plan (to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the Principal Exchange), and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the Committee pursuant to the Amended 2011 Plan to cancel or suspend awards under the Amended 2011 Plan to key employees who are not directors or executive officers of the company.

Terms of Awards

Stock Options. The Committee may grant either nonstatutory stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Committee. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). Options are subject to terms and conditions set by the Committee.

The Amended 2011 Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the participant, any other form of consideration approved by the Committee and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the Amended 2011 Plan will expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the Amended 2011 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Committee. Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Committee may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the Amended 2011 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below). Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the Amended 2011 Plan, and are also available as a form of payment of performance awards granted under the Amended 2011 Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividend equivalents on restricted stock unit awards that vest based on the achievement of performance goals as described under “Dividends; Dividend Equivalents” below).

Other Share-Based Awards. The Amended 2011 Plan also provides for the award of shares of our common stock and other awards that are valued by reference to our common stock or other property (“Other Share-Based Awards”). Such awards may be granted above or in addition to other awards under the Amended 2011 Plan. Other Share-Based Awards may be paid in cash, shares of our common stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. At the Committee’s discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following criteria: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the company’s common stock; (y) the growth in the value of an investment in the company’s common stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude under the terms of the performance awards the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within the reasonable control of our management, or (iii) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of common stock covered by an award. The Committee may provide that such amounts will be deemed to have been reinvested in additional shares of common stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award. Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, restricted stock units or other share-based awards that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing. The Amended 2011 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under “Adjustments upon Changes in Capitalization” below, or in connection with a change in control of the company) unless stockholder approval is obtained. For purposes of the Amended 2011 Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award under the Amended 2011 Plan if the exercise price or grant price of the option or SAR is greater than the fair market value of our common stock (except in connection with a change in control, or for awards granted in assumption of or in substitution for awards previously granted by a company acquired by the company or a subsidiary or with which the company or a subsidiary combines), or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange.

Nontransferability of Awards. No award under the Amended 2011 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant’s lifetime only by the participant or the participant’s estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the Amended 2011 Plan and awards will be made as the Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock available for awards under the Amended 2011 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the Amended 2011 Plan, and the limits on the number of awards that any person may receive.

Adjustments upon Merger or Change in Control. The Amended 2011 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

Termination of Employment. Subject to the parameters set forth in the Amended 2011 Plan, the Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination. The Amended 2011 Plan will be effective upon the date of stockholder approval and may be amended or terminated by our board of directors except that stockholder approval is required for any amendment to the Amended 2011 Plan which increases the number of shares of common stock available for awards under the Amended 2011 Plan, expands the types of awards available under the Amended 2011 Plan, materially expands the class of persons eligible to participate in the Amended 2011 Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the Amended 2011 Plan prohibiting the repricing of options and SARs as described above, increases the limits on shares subject to awards, or otherwise materially increases the benefits to participants under the Amended 2011 Plan. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Amended 2011 Plan without the written consent of the participant. The Amended 2011 Plan will expire on August 23, 2021, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following is a general summary under current law of the material federal income tax consequences to participants in the Amended 2011 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal circumstances. This summarized tax information is not tax advice. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations. Recipients of awards under the Amended Plan are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to their awards.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the Amended 2011 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) one year after the date the shares were transferred to the optionee. If the common stock is sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the sale or disposition of the shares. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above (in a year other than the year of exercise), the income the optionee recognizes upon the sale or disposition of the shares will not be considered income for alternative minimum tax purposes. An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights. No taxable income is generally recognized upon receipt of a SAR, but upon exercise of a SAR the fair market value of the shares (or cash in lieu) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Restricted Stock Units. A participant to whom restricted stock or RSUs are issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when an RSU award vests and the stock issuable with respect to such RSU award is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of RSUs.

Performance Share Awards. A participant who has been granted a performance share award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Section 162(m) of the Code. In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the Amended 2011 Plan sets the maximum number of shares that can be granted pursuant to such awards to any person within a specified period and the exercise or grant price of the award is no less than the fair market value of our common stock on the date of grant. Awards granted under the Amended 2011 Plan, other than options and SARs, will not qualify as “performance-based compensation” for purposes of Section 162(m) unless such awards are granted or vest upon pre-established objective performance goals, the material terms of which are disclosed to and approved by our stockholders. We have attempted to structure the Amended 2011 Plan in such a manner that the remuneration attributable to stock options, SARs and other awards which meet the requirements of Section 162(m) will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. In addition to the foregoing, other technical requirements must be satisfied in order for awards granted under the Amended 2011 Plan to qualify as performance-based compensation and our compensation committee will have discretion to grant awards under the Amended 2011 Plan that do not qualify as performance-based compensation.

New Plan Benefits

Awards under the Amended 2011 Plan are within the discretion of the board or the Committee and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the Amended 2011 Plan. Accordingly, except as described below, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, employees or consultants under the Amended 2011 Plan.

With respect to the company’s compensation of its non-employee directors, our current policy is that on September 1 of each year, our non-employee directors will receive options to purchase 15,000 shares for each year of service, pro-rata for any director serving for less than a full fiscal year. In addition, non-employee directors are also granted 20,000 stock options upon first being elected to the board. In addition, currently, our non-employee directors receive 100% of their cash director compensation, including amounts payable for committee service, service as a committee chair and per meeting fees, in restricted shares of our common stock or stock options (as they may elect), which are issued under the 2011 Plan. We intend to continue these arrangements under the Amended 2011 Plan. We are not, however, able to determine the number of equity securities that we may issue under the Amended 2011 Plan to our non-employee directors in lieu of cash fees since the amounts payable are not determined until the end of each fiscal quarter based on variables, including the number of board and committee meetings held.

The following table sets forth the number of presently determinable awards that the company will grant to its current non-employee directors if the stockholders approve the Amended 2011 Plan during the next twelve months:

Name	Number of Shares of Common Stock Underlying Options (1)
J. Edward Sheridan	15,000
J. David Luce	15,000
Todd A. Borus, M.D.	15,000
Charles C. Lucas	15,000
Jeffrey A. Beunier	15,000
All directors who are not executive officers as a group 5 persons)	75,000

(1)	For the purposes of this table, if the Amended 2011 Plan is approved by the stockholders, then we will have sufficient availability under the Amended 2011 Plan to grant the annual options to our non-employee directors on September 1, 2014. As described above, no other award amounts which we may issue to our non-employee directors are presently determinable.

During the fiscal year ended June 30, 2013, we issued the following equity securities to all persons who served as non-employee directors for such fiscal year under the 2011 Plan:

Name	Number of Shares of Common Stock Underlying Options Granted	Number of Shares of Restricted Stock Granted
J. Edward Sheridan	81,987	—
J. David Luce	15,000	43,196
Todd A. Borus, M.D	51,459	18,575
Charles C. Lucas	54,765	—
Jeffrey A. Beunier (1)	—	—
John Waters (2)	15,000	36,884
All directors who are not executive officers as a group (6 persons)	218,211	98,655

(1)	Mr. Beunier was elected to the board on October 31, 2013 and therefore did not receive compensation during the 2013 fiscal year.
(2)	Mr. Waters resigned from the board in May 2013.

For additional information regarding our director compensation program, see the information provided in this proxy statement under the caption “Director Compensation—Summary of Non-Executive Director Compensation”.

Other than the equity awards to our non-employee directors, it is not possible to determine the benefits and amounts that will be received by any individual participant or group of participants in the future. The following table sets forth awards granted to the persons or groups specified below under our 2011 Plan during the fiscal year ended June 30, 2013.

Name and Position	Number of Shares of Common Stock Underlying Options Granted	Number of Shares of Common Stock Underlying Restricted Stock or Restricted Stock Units Granted
Named Executive Officers:
O’Connell Benjamin, Chief Executive Officer	200,000	62,431
William A. Marshall, Chief Financial Officer	—	55,972
All named executive officers as a group	200,000	118,403
All non-employee directors as a group	218,211	98,655
All non-executive officer employees as a group	16,000	462,519

Registration under the Securities Act of 1933

We plan to register the securities issuable under the Amended 2011 Plan pursuant to a registration statement on Form S-8 as soon as practicable following stockholder approval of the Amended 2011 Plan.

Interest of Certain Persons

Each of our directors and executive officers would be eligible to participate in the Amended 2011 Plan. As a result, approval of the Amended 2011 Plan impacts each of our directors and executive officers and each of them has a personal interest in this proposal and its approval by our stockholders.

Vote Required and Board Recommendation

Approval of this proposal to approve the Amended 2011 Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2011 OMNIBUS EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

EisnerAmper LLP has served as our independent registered public accounting firm since 2005. The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accountants for the fiscal year ending June 30, 2014, and has further directed that management submit the selection of EisnerAmper LLP as our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Stockholder ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm is not required by our bylaws, Delaware corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm for fiscal 2014. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our stockholders and the company. Representatives of EisnerAmper LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The Audit Committee of the board of directors of Authentidate has selected EisnerAmper LLP, as its independent registered public accounting firm for the current fiscal year. During the 2013 fiscal year, the audit services provided by EisnerAmper LLP consisted of examination of financial statements, services related to filings with the SEC, and consultation in regard to various accounting matters. The following table presents the total fees billed for professional audit and non-audit services rendered by our independent registered public accounting firm for the audit of our annual financial statements for the years ended June 30, 2013 and 2012, and fees billed for other services rendered by our independent registered public accounting firm during those periods.

	Year Ended June 30,
	2013	2012
Audit Fees (1)	$138,000	$260,000

Total	$138,000	$260,000

(1)	Audit services consist of audit work performed on financial statements, audit work performed on internal control over financial reporting, reviews of Annual Reports on Form 10-K, reviews of financial statements and related Quarterly Reports on Form 10-Q during the fiscal year, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including consents for registration statement filings and responding to SEC comment letters on annual and quarterly filings. During the fiscal years ended June 30, 2013 and 2012, all reported amounts were for services provided by EisnerAmper LLP. We did not incur fees for audit-related, tax or other service performed by EisnerAmper LLP during the fiscal years ended June 30, 2013 and 2012.

Our Audit Committee has determined that the services provided by our independent registered public accounting firms and the fees we expensed for such services has not compromised the independence of our independent auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent auditor for the next year’s audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year to the Audit Committee for approval. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent auditor. Prior to the engagement of the independent auditor, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent auditor and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service.

During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Pursuant to Section 10A(i)(2) of the Securities Exchange Act of 1934, we are responsible for listing the non-audit services approved by our Audit Committee to be performed by our independent registered public accounting firm. During the fourth quarter of fiscal 2013, the Audit Committee did not pre-approve the performance of any non-audit services by EisnerAmper LLP. The Audit Committee has not authorized our independent registered public accounting firm to provide any additional non-audit services.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote is required for the ratification of EisnerAmper LLP as our independent registered public accounting firm for fiscal 2014. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our chief executive officer and chief financial officer (the “Named Executive Officers”), during the fiscal year ended June 30, 2013 and 2012:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (3)	Stock Awards ($)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
O’Connell Benjamin,	2013	$226,500	$—	$56,188	$120,075	$—	$—	$—	$402,763
Chief Executive Officer and President (1) (2) (5)	2012	$246,500	$—	$—	$216,350	$—	$—	$—	$462,850
William A. Marshall,	2013	$203,100	$—	$50,375	$—	$—	$—	$—	$253,475
Chief Financial Officer and Treasurer (5)	2012	$221,000	$—	$—	$31,836	$—	$—	$—	$252,836

(1)	Mr. Benjamin was appointed to office of president effective November 26, 2007 and was appointed chief executive officer on May 5, 2011.
(2)	On September 10, 2012, we entered into a new employment agreement with Mr. Benjamin. The agreement was effective as of such date and expired on September 30, 2013. Under the 2012 agreement, Mr. Benjamin’s base salary is $290,000 per annum, subject to the terms of the compensation modification arrangements, described below. As described below under the heading “Employment Agreements with Named Executive Officers”, we entered into a new employment agreement with Mr. Benjamin on September 30, 2013, the terms of which are summarized below. The 2012 employment agreement provided that base salary shall automatically increase by $50,000 per annum in the event that the company achieves cash flow breakeven, as defined in the employment agreement, during the initial term of the agreement. Moreover, under the 2012 agreement, Mr. Benjamin was eligible to receive (i) a one-time bonus of $150,000 if our common stock has a closing price at or above $5.20 for 30 consecutive trading days during our fiscal year ending June 30, 2013 and (ii) an additional bonus in the discretion of the Management Resources and Compensation Committee of not less than 50% of base salary in the event that the company, during the fiscal year ending June 30, 2013, achieves (a) cash flow breakeven and (b) the company (or its subsidiary) executes firm sales contracts resulting in the sale, during the fiscal year ending June 30, 2013, of at least 10,000 units of the company’s telehealth product offerings. Such events did not transpire.

(3)	Our Named Executive Officers may receive a performance-based bonus of up to 50% of their base salary if certain performance targets are met, pursuant to their respective employment agreements with us. No bonus amounts were paid for fiscal 2013 or 2012.
(4)	Reflects the grant date fair value of the options granted during the period that are expected to vest. Estimated value of stock options represents the expense as calculated in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation. A discussion of the methods used to calculate these values may be found in Note 2 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.
(5)	On February 18, 2010 a compensation modification program was implemented. Pursuant to this program Mr. Benjamin and Mr. Marshall accepted a reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven, as defined. This continued through January 14, 2013. On January 15, 2013, a modification to the compensation modification program was implemented. Pursuant to this program, Mr. Benjamin and Mr. Marshall accepted a further reduction in their current base salary to 70% of their base salary until the earlier of (i) such time as the company achieves cash flow breakeven or (ii) January 14, 2014. In consideration of such agreements, Mr. Benjamin and Mr. Marshall received restricted stock units of 62,431 and 55,972 units, respectively, which will vest as the company achieves cash flow breakeven. This modified arrangement was again continued in January 2014 and on January 28, 2014, the company and Messrs. Benjamin and Marshall entered into new agreements to provide for the reduced base salary until the earlier of (i) such time as the company achieves cash flow breakeven or (ii) January 15, 2015 and the company granted Messs. Benjamin and Marshall 66,412 and 59,542 restricted stock units, respectively.

Narrative Disclosure to Summary Compensation Table

A summary of certain material terms of our compensation plans and arrangements is set forth below. Each of the primary elements of our executive compensation is discussed in detail below. In the descriptions below, we highlight particular compensation objectives that we have designed our executive compensation program to address. However, it should be noted that we have designed the various elements of our compensation program to complement each other and thereby collectively serve all of our executive compensation objectives. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program, to a greater or lesser extent, serves each of our compensation objectives.

Base Salary

The base salaries payable to our named executive officers reflect the initial base salaries that we negotiated with them at the time of their initial employment or promotion and our subsequent adjustments to these amounts to reflect market increases, the growth and stage of development of our company, our executives’ performance and increased experience, any changes in our executives’ roles and responsibilities and other factors. Employment agreements which we have entered into with each of Messrs. Benjamin and Marshall are summarized below.

As described in greater detail below under the caption “Executive Compensation—Employment Agreements with Named Executive Officers” on February 18, 2010, we entered into agreements with each of O’Connell Benjamin, our chief executive officer and president, and William A. Marshall, our chief financial officer, to implement a compensation modification program approved by the Management Resources and Compensation Committee of the board of directors. Pursuant to these agreements, both our chief executive officer and chief financial officer agreed to accept a reduction in their base salary to 85% of their current base salary until such time as we achieve “cash flow breakeven”, as defined in such agreements. In consideration for their agreement to accept a reduction in their base salary, we granted such officers options to purchase such number of shares of common stock as is equal to 15% of their base salary (with the share amounts and per share prices reported below having been adjusted to reflect the company’s reverse stock split effected in August 2012). Accordingly, we granted our chief executive officer 21,750 options and granted our chief financial officer 19,500 options. The options were granted under the our 2000 Employee Stock Option Plan, are exercisable for a period of ten (10) years at a per share exercise price of $2.02 and shall only vest and become exercisable upon either the date determined that we achieve “cash flow breakeven” or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in the employment agreements previously entered into between us and our chief executive officer and chief financial officer. On February 4, 2011, we entered into agreements with our chief executive officer and chief financial officer to continue the foregoing compensation modification program. Pursuant to such agreements, we also granted these officers new options under our 2010 Employee Stock Option Plan upon comparable terms as in 2010. The options granted to Messrs. Benjamin and Marshall on February 4, 2011 are exercisable at $0.88 per share. On June 21, 2012, we entered into agreements with these executive officers to continue the compensation modification program and granted these officers new options under our 2011 Omnibus Equity Incentive Plan upon comparable terms as in 2011 for the period commencing February 1, 2012 and expiring on September 30, 2013. Accordingly, we granted our chief executive officer 36,250 options and granted our chief financial officer 32,500 options. The options granted in connection with this amendment are exercisable at $1.30 per share. In addition, we subsequently amended the vesting for the options granted in February 2010 and 2011 and June 2012 to our employees, including executive officers, under the compensation modification program to eliminate the specific measurement period to determine whether the vesting criteria of achieving “cash flow breakeven performance” has been satisfied and, accordingly, such options shall not expire if the company does not achieve cashflow breakeven performance by September 30, 2013.

On January 15, 2013, we entered into new agreements with each of our chief executive officer and chief financial officer in order to continue the compensation modification program implemented in February 2010. Pursuant to these agreements, both officers agreed to a further reduction in their base salary to 70% of their original base salary commencing January 16, 2013 and continuing until the earlier of (i) such time as the company achieves “cash flow breakeven” or (ii) January 15, 2014. In consideration for these agreements, we granted these officers restricted stock units under our 2011 Omnibus Equity Incentive Plan based on (i) 15% of their base salary for the period commencing January 16, 2013 through September 30, 2013 attributable to the incremental 15% reduction in base salary through the expiration date of the prior salary reduction program; plus (ii) 30% of their base salary for the period commencing October 1, 2013 through January 15, 2014. In connection with the program we granted our chief executive officer 62,431 restricted stock units and our chief financial officer 55,972 restricted stock units. Subsequently, effective as of January 15, 2014, we entered into new agreements with each of our chief executive officer and chief financial officer in order to continue the reduction in their base salary to 70% of their original base salary commencing January 16, 2014 and continuing until the earlier of (i) such time as the company achieves “cash flow breakeven” or (ii) January 15, 2015. In consideration for these new agreements, we granted these officers additional restricted stock units based on 30% of their base salary for the period commencing January 16, 2014 through January 15, 2015 and granted our chief executive officer 66,412 restricted stock units and our chief financial officer 59,542 restricted stock units. The restricted stock units issued to our named executive officers granted in connection with the compensation modification program shall only vest upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in our employment agreements with each such officer.

During the fiscal year ended June 30, 2013, the base salary of Mr. Benjamin was $226,500, reflecting the impact of the salary modification agreements discussed above. During fiscal 2013, the base salary of Mr. Marshall was $203,100, also reflecting the salary modification agreements discussed above. The base salary paid to both Messrs. Benjamin and Marshall in fiscal 2013 reflects no change from the rate each was compensated during fiscal 2012.

Equity Compensation

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with our company. Stock options are earned on the basis of continued service to us and generally vest over three years, beginning with one-third vesting one year after the date of grant with the balance then vesting in equal monthly installments over the following two year period. Such vesting is intended as an incentive to such executive officers to remain with us and to provide a long-term incentive. However, we have also sought to base vesting of options on overall corporate performance. For example, as discussed above, the options granted to our named executive officers in connection with the compensation modification agreements they entered into with us in February 2010, February 2011 and June 21, 2012 and the restricted stock units awarded in January 2013 and January 2014, will vest either on the date determined that we achieve cash flow breakeven or in the event of a termination of employment either without “cause” or for “good reason”, as such terms are defined in their employment agreements with us.

Options are generally exercisable for a limited period of time after termination of employment (other than termination for cause) if vested, subject to certain rights that were negotiated in connection with the employment agreements we entered into with our named executive officers. We do not require that any portion of the shares acquired be held until retirement, we do not have a policy prohibiting a director or executive officer from hedging the economic risks of his or her stock ownership and we do not have any minimum stock ownership requirements for executive officers. As discussed above in July 2011 we adopted minimum stock ownership requirements for our directors. Stock options have been granted pursuant to our 2000 Employees Stock Option Plan (the “2000 Plan”), our 2010 Employee Stock Option Plan (the “2010 Plan”), and our 2011 Equity Incentive Plan (the“2011 Plan”). See “Payments Upon Termination or Change-in-Control” for a discussion of the change-in-control provisions related to stock awards. The exercise price of each stock option granted under our equity compensation plans is based on the fair market value of our common stock on the grant date and the Management Resources and Compensation Committee may set the exercise price of the options granted to our named executive officers at a price equal to or greater than the fair market value in order to reinforce the incentive nature of the award. Options granted in fiscal 2013 have an exercise price equal to the market price on the grant date, which was considered appropriate by the Management Resources and Compensation Committee based on the market price of our common stock.

During our 2013 fiscal year, restricted stock units were granted to our named executive officers in connection with the compensation modification agreements, described in greater detail above. We also granted options to Mr. Benjamin during fiscal 2013 in connection with the extension of his employment agreement described in greater detail below.

Employment Agreements with Named Executive Officers

The following are summaries of the employment agreements with our named executive officers. The agreements provide the general framework and some of the specific terms for the compensation of the named executive officers. See “Payments Upon Termination or Change-in-Control” below for a discussion of payments due to our named executive officers upon the termination of his employment or a change-in-control of our company.

As described above, on June 21, 2012, we entered into agreements with each of our chief executive officer and our chief financial officer, in order to continue a compensation modification program approved by the Management Resources and Compensation Committee of the board of directors and implemented in February 2010, and on January 15, 2013, we entered into agreements with each of these individuals to modify the compensation program pursuant to which, both our chief executive officer and our chief financial officer agreed to accept a reduction in their base salary to 70% of their current base salary until the earlier of (i) such time as we achieve Cash Flow Breakeven or (ii) January 14, 2014. We subsequently agreed with our named executive officers to further continue these arrangements, as modified, pursuant to agreements that were effective as of January 16, 2014. See “Narrative Disclosure to Summary Compensation Table – Base Salary”.

O’Connell Benjamin

On September 10, 2012, we entered into an employment agreement with O’Connell Benjamin, our Chief Executive Officer and President pursuant to which he received a base salary of $290,000 per annum, subject to his agreement to accept 15% of his base salary in the form of employee stock options in accordance with the terms of that certain Compensation Modification Agreement entered into with the company as of June 21, 2012 (which was further reduced pursuant to the January 2013 modification agreement). In addition, pursuant to such employment agreement, Mr. Benjamin was granted options to purchase 200,000 shares of our common stock subject to the following vesting provisions: (i) 50,000 of such options are subject to time-based vesting with 33.3% of the options vesting on the first anniversary of the grant date and the balance of such amount vesting in equal monthly installments thereafter over the subsequent 24 months; (ii) 75,000 of such options shall vest in the event the company (or its subsidiary) executes firm sales contracts during the fiscal year ending June 30, 2013 for at least 10,000 units of its telehealth product offerings; and (iii) 75,000 of such options shall vest in the event the company achieves “cashflow breakeven” prior to September 30, 2013. The performance-based vesting criteria were not achieved. The options, to the extent they are exercisable, have a term of ten years. This 2012 employment agreement also contained additional performance-based bonus provisions, which were not achieved.

On September 30, 2013, we entered into a new employment agreement with Mr. Benjamin pursuant to which we continued his employment as our Chief Executive Officer and President. The following is a summary description of the terms of the 2013 employment agreement (the “2013 Employment Agreement”):

•	The 2013 Employment Agreement is effective as of September 30, 2013 and expires September 30, 2014, unless sooner terminated as provided therein. Under the employment agreement, Mr. Benjamin’s base salary is $290,000 per annum; provided, however, from the commencement date of this employment agreement until the first to occur of (i) January 15, 2014 or (ii) such time as the company achieves cashflow breakeven for two consecutive fiscal quarters, 30% of such base salary shall be paid in equity-based awards granted pursuant to that certain Compensation Modification Agreement dated as of January 15, 2013. In January 2014 we entered into a new compensation agreement, as described above, and continued this modification arrangement until the earlier of (i) such time as the company achieves cashflow breakeven or (ii) January 15, 2015 and we granted him an additional 66,412 restricted stock units.

•	The 2013 Employment Agreement provides for cash-based bonus awards to be granted if we achieve certain performance goals. Mr. Benjamin will receive a bonus of up to $75,000 in cash if we achieve cashflow breakeven. If we achieve cashflow breakeven by the end of the fiscal quarter ending March 31, 2014, the bonus amount is $75,000. However, if the company does not achieve cashflow breakeven until the end of the fiscal year ending June 30, 2014, then the bonus potential is $50,000. In addition, Mr. Benjamin shall receive a one-time bonus of $150,000 if our common stock has a closing price at or above $5.00 for 15 consecutive trading days during the fiscal year ending June 30, 2014. In addition, Mr. Benjamin shall be eligible for additional bonuses in the discretion of the Management Resources and Compensation Committee.

•

Under the 2013 Employment Agreement, Mr. Benjamin was also granted options to purchase a maximum of 600,000 shares of the company’s common stock at an exercise price equal to the fair market value of the common stock on the date of execution of the employment agreement,. Of the options awarded, options to purchase 300,000 shares are subject to time-based vesting conditions and 300,000 are subject to performance-based vesting requirements. The options which are subject to time-based vesting conditions shall vest as follows: (i) 100,000 options vest on the commencement date of the employment agreement and (ii) provided that he remains an employee of the company, an additional 100,000 shares shall vest on each of the one year and two year anniversaries of the commencement date of the 2013 Employment Agreement. The remaining 300,000 options are subject to the following performance-based vesting targets: (i) 150,000 of the performance options will vest in the event that the company (or a subsidiary) executes firm sales contracts resulting in the sale, prior to end of the fiscal year ending June 30, 2014, of at least 8,000 units of the our telehealth products and

(ii) a maximum of 150,000 of the performance options will vest in the event that we achieve cashflow breakeven prior to the close of the fiscal year ending June 30, 2014 (provided, that if we do not achieve cashflow breakeven by the close of the fiscal quarter ending March 31, 2014, then the vesting potential is reduced to 100,000 options). The options, to the extent they are vested, are exercisable for a term of ten years.

•	In the event of the termination of employment by the company without “cause” or by Mr. Benjamin for “good reason,” as those terms are defined in the employment agreement, or in the event Mr. Benjamin’s employment is terminated due to his disability, he would be entitled to: (a) a severance payment of 12 months of base salary; (b) continued participation in the company’s health and welfare plans until the later of the expiration date of the agreement or the end of the month of the one-year anniversary of the termination of his employment; and (c) all compensation accrued but not paid as of the termination date. In addition, in the event the company decides not to renew the agreement or if the company and Mr. Benjamin are unable to reach agreement on the terms of a new agreement prior to the expiration date, the he will be entitled to the severance payment and other benefits described above. In addition, in the event of a “Change in Control” of the company, as defined in the employment agreement, Mr. Benjamin would have the right to terminate his employment for any reason within a limited period of time following the change of control and such termination would be deemed for “good reason”.

•	In the event of the termination of Mr. Benjamin’s employment by the Company without “cause”, or by him for “good reason”, or if upon the expiration of the employment agreement Mr. Benjamin’s employment is not renewed, then subject to certain limitations concerning the performance options, the conditions to the vesting of any outstanding equity incentive awards granted to him shall be deemed void and all such awards shall be immediately and fully vested and exercisable.

•	The 2013 Employment Agreement contains confidentiality obligations that survive termination and non-solicitation and non-competition obligations that end on the first anniversary of the date of cessation of Mr. Benjamin’s employment.

William A. Marshall

Mr. Marshall, our chief financial officer and treasurer entered into an at-will employment agreement with us effective as of February 15, 2006. The following is a summary of Mr. Marshall’s employment agreement:

•	Annual base salary of $260,000.

•	Annual bonus targeted at 50% of base salary, in the discretion of the board, or if the board so designates, the Management Resources and Compensation Committee of the board, based on the annual performance of the company, except that the bonus for the fiscal year ending June 30, 2006 was guaranteed, pro rata, from the date his employment commenced. Mr. Marshall was also provided with an allowance of $75,000 for reimbursement of temporary living and relocation expenses and will be covered by health and similar benefits made available to the company’s senior management.

•	Grant of options to purchase 150,000 shares of the our common stock at an exercise price of $9.00, which options vest as follows: 50,000 shares vest on the one-year anniversary of the date of grant and the balance of 100,000 options shall vest monthly, as long as Mr. Marshall continues to be an employee of the company, in equal amounts over the subsequent 24 months.

•	Mr. Marshall will be entitled to a severance payment of 12 months in accordance with the terms of his employment agreement.

•

With respect to the options granted to Mr. Marshall, in the event his employment is terminated by the company without “cause” or by him for “good reason,” then all options granted to him shall become immediately fully vested and the exercise period in which he may exercise such options shall be extended to the duration of the original term of the option. In the event Mr. Marshall’s employment is terminated by Authentidate for “cause,” then all options granted and not exercised as of the termination date shall terminate immediately and be null and void. In the event that Mr. Marshall terminates his employment other than for “good reason,” then the options, to the extent vested as of the termination date, shall remain exercisable in accordance with their terms for a period of three months following the termination date, but in no event after the expiration of the exercise period.

•	The employment agreement contains confidentiality obligations that survive indefinitely and non-solicitation and non-competition obligations that end on the first anniversary of the date of cessation of Mr. Marshall’s employment.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at June 30, 2013 with respect to the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End Table

	Options Awards (1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
O’Connell Benjamin (10)	67,500	—		12.56	01/03/15	62,431	(9)	54,316	—	—
	25,000	—		9.00	08/23/15	—		—	—	—
	25,000	—		2.72	08/08/17	—		—	—	—
	50,000	—		2.50	12/05/17	—		—	—	—
	66,667	—	(3)	0.78	05/06/19	—		—	—	—
	—	21,750	(4)	2.02	02/18/20	—		—	—	—
	—	21,750	(5)	0.88	02/04/21	—		—	—	—
	75,000	—		2.28	04/14/21	—		—	—	—
	30,556	19,444	(6)	1.60	09/06/21	—		—	—	—
	—	36,250	(7)	1.30	06/21/22	—		—	—	—
	—	125,000	(8)	1.42	09/10/22	—		—	—	—
William A. Marshall (11)	150,000	—		9.00	02/15/16	55,972	(9)	48,696	—	—
	25,000	—		2.72	08/08/17	—		—	—	—
	—	19,500	(4)	2.02	02/18/20	—		—	—	—
	—	19,500	(5)	0.88	02/04/21	—		—	—	—
	—	32,500	(7)	1.30	06/21/22	—		—	—	—

(1)	Stock option grants reported in the table above were granted under, and are subject to, our 2000, 2010 and 2011 Plans. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each Named Executive Officer, the unexercisable options shown above are also unvested. Unvested shares are generally forfeited if the Named Executive Officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see “Payments Upon Termination or Change in Control” below. If a Named Executive Officer’s employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer’s employment terminates, except as otherwise specifically provided in the Named Executive Officer’s employment agreement. For a description of the material terms of the Named Executive Officer’s employment agreements, see “Employment Agreements With Named Executive Officers” above.

(2)	Effective January 17, 2007, we amended all of the outstanding options held by our employees solely to modify the expiration date to be ten years from the original grant date.
(3)	On May 6. 2009, O’Connell Benjamin was granted 200,000 options. This option grant vests as follows: 66,667 options are subject to the time-based vesting requirements with 33,3% of such amount vesting on the one year anniversary of the grant date and the balance vesting in equal installments of 33,3% on each of the next two anniversaries of the grant date. The remaining 133,333 shares covered by the option award were subject to performance-based vesting conditions to be met by December 31, 2009. On December 31, 2009, 133,333 options were forfeited since these vesting conditions were not met.
(4)	The options granted on February 18, 2010 were granted in conjunction with the implementation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall accepted a reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven. The number of granted options is equal to 15% of their base salary and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either for “cause” or “good reason”.
(5)	The options granted on February 4, 2011 were granted in conjunction with the continuation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall continued the reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven. The number of granted options is equal to 15% of their base salary and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either for “cause” or “good reason”.
(6)	On September 9, 2011 O’Connell Benjamin was granted 150,000 options. This option grant vests as follows: 50,000 options are subject to the time-based vesting requirements with 33% of such amount vesting on the one year anniversary of the grant date and the balance vesting in equal monthly installments thereafter. The remaining 100,000 shares covered by the option award are subject to performance-based vesting conditions to be met by June 30, 2012. On June 30, 2012, 100,000 options were forfeited since these vesting conditions were not met.
(7)	The options granted on June 21, 2012 were granted in conjunction with the continuation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall continued the reduction in their current base salary to 85% of their base salary until such time as the company achieves cash flow breakeven. The number of granted options is equal to 15% of their base salary for the period February 1, 2012 through September 30, 2013 and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either for “cause” or “good reason”.
(8)	On September 10, 2012, Mr. Benjamin was granted 200,000 options. This option grant vests as follows: 50,000 options are subject to the time-based vesting requirements with 33.3% of such amount vesting on the one year anniversary of the grant date and the balance vesting in equal monthly installments thereafter. The remaining 150,000 shares covered by the award are subject to performance-based vesting conditions to be met by June 30, 2013 for 75,000 options and by September 30, 2013 for 75,000 options. On June 30, 2013, 75,000 options were forfeited since the conditions were not met. Subsequently, it was determined that the remaining 75,000 options were forfeited as of September 30, 2013.
(9)	Restricted stock units granted on January 15, 2013, were granted in conjunction with the continuation of a compensation modification program. Pursuant to this program Mr. Benjamin and Mr. Marshall agreed to a further reduction in their current base salary to 70% of their base salary until the earlier of (i) such time as the company achieves cash flow breakeven or (ii) January 14, 2014. The number of restricted stock units granted is equal to the additional 15% of their base salary for the period through September 30, 2013 and 30% of their base salary for the period October 1, 2013 through January 14, 2014 and shall only vest and become exercisable upon either the date determined that the company achieves cash flow breakeven or in the event of a termination of employment either for “cause” or “good reason”.
(10)	Excludes 600,000 options granted September 30, 2013 under the 2013 Employment Agreement and 66,412 restricted stock units issued in January 2014, which are subject to vesting requirements.
(11)	Excludes 59,542 restricted stock units issued in January 2014, which are subject to vesting requirements.

Payments upon Termination or Change-in-Control

The discussion and tables below reflect the estimated benefits that would be paid or accrue to each of the Named Executive Officers in the event of the following hypothetical scenarios: (i) termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of a company); (ii) termination for cause; (iii) upon an executive’s disability; or (iv) in the event of the executive’s death.

O’Connell Benjamin

Death or Disability. Pursuant to the terms of his 2013 Employment Agreement, if Mr. Benjamin’s employment is terminated as a result of his death, Mr. Benjamin or his estate, as applicable, would receive any accrued but unpaid, base salary, bonus and expense reimbursement amounts through the date of his death. If Mr. Benjamin’s employment is terminated as a result of disability, under the 2013 Employment Agreement Mr. Benjamin or his estate, as applicable, would receive (a) any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date on which the disability occurs; (b) a severance payment of 12 months of his base salary in effect on the termination date and (c) continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of a termination due to his death or disability, under the 2013 Employment Agreement Mr. Benjamin’s (or his estate’s or legal representative’s) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the termination date shall remain exercisable in accordance with the terms of the equity compensation plan under which such option was granted.

Cause. If Mr. Benjamin’s employment is terminated for cause or he terminates his employment without good reason, he would be entitled to his base salary and expense reimbursement through the date of termination, and he shall have no further entitlement to any other compensation or benefits. In the event of termination for cause, all stock options that have not been exercised as of the date of termination for cause shall be deemed to have expired as of such date. In the event of termination without good reason, options vested as of the date of termination may be exercised for a limited period in accordance with the terms of the equity compensation plan under which such option was granted.

Without Cause or for Good Reason. Under this 2013 Employment Agreement; if Mr. Benjamin’s employment is terminated without cause, by Mr. Benjamin for good reason, or either (1) we fail to timely notify him or our intent to renew his agreement or (2) after providing such notice, we fail to reach an agreement on a new employment agreement with him prior to the expiration date, then we would be obligated to: (a) pay any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of termination; (b) pay a severance payment equal to 12 months of his base salary in effect on the termination date, but in no event less than $290,000; (c) provide for his continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, under the 2013 Employment Agreement, in the event of such a termination event, options granted to Mr. Benjamin will be deemed vested and shall be exercisable for the duration of their original term, subject to the conditions of the 2013 Employment Agreement. In addition, pursuant to the compensation modification agreements we entered into with Mr. Benjamin, as described above, each of the option awards and restricted stock units will vest upon either the company achieving cash flow breakeven or in the event of a termination of employment without “cause” or for “good reason”, as such terms are defined in his employment agreement, subject to the limitations described above applicable to the restricted stock units.

Change of Control. In the event of a change of control, under the 2013 Employment Agreement, Mr. Benjamin shall have the right to terminate his employment with us for any reason within a limited period of time of such change of control and such termination shall be deemed for good reason. In such an event, we would be required to pay Mr. Benjamin the amounts described above.

Employee Covenants. In the 2013 Employment Agreement, Mr. Benjamin agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. He also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Mr. Benjamin also agreed, during his employment with the company and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, Mr. Benjamin agreed, during his employment with the company and for a period of 12 months thereafter, to not, directly or indirectly, without our prior written consent: (i) solicit or induce any employee of us or any of our affiliates to leave such employ; or (ii) solicit the business of any customer with respect to products or services that compete directly with the products or services provided or supplied by us.

William A. Marshall

Death or Disability. Pursuant to the terms of his employment agreement, if Mr. Marshall’s employment is terminated as a result of his death, Mr. Marshall or his estate, as applicable, would receive any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of his death. If Mr. Marshall’s employment is terminated as a result of disability, Mr. Marshall or his estate, as applicable, would receive (a) any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date on which the disability occurs; (b) a severance payment equal to 12 months of his base salary in effect on the termination date and (c) continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of a termination due to his death or disability, Mr. Marshall’s (or his estate’s or legal representative’s) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the termination date shall remain exercisable for a period of twelve months following such date, but in no event after the expiration of the exercise period.

Cause. If Mr. Marshall’s employment is terminated for cause or he terminates his employment without good reason, he would be entitled to his base salary, other accrued compensation and expense reimbursement through the date of termination, and he shall have no further entitlement to any other compensation or benefits. All stock options that have not been exercised as of the date of termination for cause shall be deemed to have expired as of such date otherwise, options vested as of the date of termination may be exercised for a period of three months thereafter.

Without Cause or for Good Reason. If Mr. Marshall’s employment is terminated without cause, or by Mr. Marshall for good reason, we would be obligated to: (a) pay any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of termination; (b) we would be obligated to pay a severance payment of 12 months of his base salary in effect on the termination date; and (c) provide for his continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the one-year anniversary of the termination of his employment. Further, in the event of such a termination event, his right to purchase shares of common stock pursuant to any stock option shall immediately fully vest and become exercisable, and the exercise period in which he may exercise his options shall be extended to the duration of their original term. In addition, pursuant to the compensation modification agreements we entered into with Mr. Marshall, as described above, each of the option awards and restricted stock units will vest upon either the company achieving Cash Flow Breakeven or in the event of a termination of employment without “cause” or for “good reason”, as such terms are defined in his employment agreement, subject to the limitations described above applicable to the restricted stock units.

Change of Control. The benefits Mr. Marshall would receive upon termination without cause or for good reason shall not be adversely affected in the event of a change of control.

Employee Covenants. In his employment agreement, Mr. Marshall agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. He also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Mr. Marshall also agreed, during his employment with the company and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, Mr. Marshall agreed, during his employment with the company and for a period of 12 months thereafter, to not, directly or indirectly, without our prior written consent: (i) solicit or induce any employee of us or any of our affiliates to leave such employ; or (ii) solicit the business of any customer with respect to products or services that compete directly with the products or services provided or supplied by us.

2011 Omnibus Equity Incentive Plan

Adjustments upon Merger or Change in Control. The 2011 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

Termination of Employment. Under the 2011 Plan, if a grantee’s employment or service is terminated for cause, any unexercised option shall terminate effective immediately upon such termination of employment or service. Except as otherwise provided by in an award agreement, if a grantee’s employment or service terminates on account of death or disability, then any unexercised option, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the option term) by his or her personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution.

The 2011 Plan provides that except as otherwise provided by the Committee in the award agreement, if a grantee’s employment or service terminates for any reason other than for cause, death, disability or pursuant to a change of control, then any unexercised option, to the extent exercisable immediately before the grantee’s termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the option term); and, to the extent that any such option was not exercisable on the date of such termination of employment or service, it will immediately terminate.

Equity Compensation Plans

2011 Omnibus Equity Incentive Plan

At the company’s special meeting of stockholders held on August 23, 2011, our stockholders approved the 2011 Omnibus Equity Incentive Plan (the “2011 Plan”). Our board of directors adopted the 2011 Plan on July 19, 2011, subject to stockholder approval at the special meeting. Presently, the maximum number of shares of our common stock that are available for awards under the 2011 Plan (subject to the adjustment provisions of the 2011 Plan) is 3,350,000 shares. Under the 2011 Plan, options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted to eligible participants. As of the Record Date, there were outstanding (i) options to purchase 1,587,256 shares under the 2011 Plan, with exercise prices ranging from $0.87 to $2.30 and (ii) a total of 1,314,989 shares granted pursuant to shares of restricted stock and restricted stock units awarded under the 2011 Plan. As discussed in Proposal No. 3, we are seeking the approval of our stockholders of an amendment to the 2011 Plan to increase by 3,400,000 shares the number of shares of common stock authorized for issuance pursuant to awards under the 2011 Plan.

Following stockholder approval of the 2011 Plan, the 2011 Plan replaced both the 2001 Director Plan and the 2010 Employee Plan as the company’s vehicle for granting equity awards to its employees, directors and consultants. Accordingly, from and after August 23, 2011, all equity awards granted to our employees, directors and eligible consultants have been made pursuant to the 2011 Plan and shares remaining under our existing plans will no longer be available for grants under such plans. Holders of unexercised options granted under the se prior plans are able to exercise those options in accordance with the terms of such grants, until the expiration date set forth in their option certificates.

A summary of the terms and conditions of the 2011 Plan appears in the discussion of Proposal No.3, “Approval of Amendment to 2011 Omnibus Equity Incentive Plan” in this Proxy Statement. The summary is qualified by reference to the complete text of the 2011 Plan, as amended, which is attached as Annex A.

2010 and 2000 Employee Stock Option Plans

In May 2010, our stockholders approved the 2010 Employee Stock Option Plan (the “2010 Plan”) which provided for the grant of options to purchase up to 5,000,000 shares of our common stock. The 2010 Plan served as our primary equity incentive plan for our employees and other eligible participants until the approval by our stockholders of the 2011 Plan. This plan was administered by the Management Resources and Compensation Committee of our board of directors. Under the 2010 Plan, options were designated as options which qualify for incentive stock option treatment (“ISOs”) under Section 422 of the Code, or options which do not so qualify (“Non-ISOs”). As of the Record Date, there were 421,600 options outstanding under the 2010 Plan, with exercise prices ranging from $0.88 to $2.40. In March 2001, our stockholders initially approved the 2000 Employees Stock Option Plan (the “2000 Plan”) which, as amended, provided for the grant of options to purchase up to 5,000,000 shares of our common stock to our employees, until its expiration in 2010. Under the 2000 Plan, options were designated as ISOs or Non-ISOs. As of the Record Date, there 1,249,404 options outstanding under the 2000 Plan, with exercise prices ranging from $0.78 to $13.22.

2001 Non-Executive Director Stock Option Plan

In January 2002, our stockholders approved the 2001 Non-Executive Director Stock Option Plan. Awards were granted under the 2001 Director Plan until the approval by our stockholders of the 2011 Plan to (i) non-executive directors as defined and (ii) members of any advisory board we may establish who are not full-time employees of us or any of our subsidiaries. Under the 2001 Director Plan, each non-executive director was automatically be granted an option to purchase 20,000 shares upon joining the board and an option to purchase 5,000 shares each September 1st thereafter, pro rata, based on the time the director has served during the prior year. The term non-executive director refers to those of our directors who are not otherwise a full-time employee of Authentidate or any subsidiary. In addition, each eligible member of an advisory board will receive, upon joining the advisory board, and on each anniversary of the effective date of his appointment, an option to purchase 2,500 shares of our common stock. The 2001 Director Plan expired ten years following its adoption. As of the Record Date, there were 110,000 outstanding options granted under the 2001 Director Plan with exercise prices ranging from $1.16 to $14.30. As stated above, following the approval of the 2011 Plan by our stockholders, no further awards will be granted under the 2001 Plan. The 2001 Director Plan was administered by either our full board of directors or a committee of the board consisting of not less than two officers who are not entitled to participate in the 2001 Director Plan. The administrator had no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option and such options are not qualified for incentive stock option treatment. The exercise price for options granted under the 2001 Director Plan was 100% of the fair market value of the common stock on the date of grant. The “fair market value” is the closing price of our common stock as reported by Nasdaq Stock Market.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of June 30, 2013 which consisted of the 2011 Plan, the 2010 Employee Stock Option Plan, 2000 Employee Stock Option Plan, as amended, and the 2001 Non-Employee Director Stock Option Plan, as amended. Information concerning each of the aforementioned plans is set forth above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A) (1)
Equity Compensation Plans Approved by Stockholders	3,219,000	(1)	$3.23	1,920,000	(2)
Equity Compensation Plans Not Approved by Stockholders	560,000	(3)	1.90	N/A

Total	3,779,000		$3.03	1,920,000

(1)	Includes 119,000 options issued pursuant to our 2001 Director Plan, as amended, 1,714,000 options issued to employees pursuant to our 2000 Plan and 2010 Plan and 1,386,000 options issued pursuant to our 2011 Plan; but does not include 56,250 options issued under our 2011 Plan on September 1, 2013.
(2)	Reflects the remaining options available for issuance as of June 30, 2013 pursuant to our 2011 Plan.
(3)	See Note 12 of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 for information related to common stock purchase warrants issued to certain consultants.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks between the members of our Management Resources and Compensation Committee and any other entity. At present, Messrs. Sheridan, Borus and Lucas are the members of this committee and Mr. Waters served on this committee during the fiscal year ended June 30, 2013 until his resignation in May 2013. During the fiscal year ended June 30, 2013, none of the members of the Management Resources and Compensation Committee (a) was an officer or employee of the company during the last fiscal year; (b) was formerly an officer of the company or any of its subsidiaries; or (c) had any relationship with the company requiring disclosure under Item 404 of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock. For information concerning employment and indemnification agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation” and “Summary of Non-Executive Director Compensation”.

On August 6, 2009, the board of directors agreed to award options to purchase 250,000 shares of common stock to Mr. J. David Luce, a member of the board of directors as a fee for services rendered in connection with our ExpressMD™ Solutions joint venture (the “Joint Venture”). The options were awarded under our 2000 Plan and are exercisable for a period of ten years at a per share exercise price of $4.00, subject to vesting conditions. The options initially provided that they will vest solely in the event that the Joint Venture (or a successor) achieves revenues in the aggregate amount of at least $5,000,000 prior to the second anniversary of the option grant date (the “Target Date”). In the event such metric is achieved, 125,000 options will vest. The remaining options will vest only if the Joint Venture (or a successor) achieves revenues in the aggregate amount of $10,000,000 prior to the Target Date. Due to the this arrangement, the company’s board of directors determined that Mr. Luce no longer satisfies the criteria for independence under the applicable rules of the Nasdaq Stock Market and accordingly, Mr. Luce resigned from his membership on the company’s Management Resources and Compensation Committee and Nominating and Corporate Governance Committee. Mr. Luce, however, continues to serve as a member of the company’s board of directors. Following earlier amendments to the vesting terms of this option award that extended the Target Date to the fourth anniversary of the date of grant, the company, on August 5, 2013, further amended the vesting terms to provide that the Target Date shall be the sixth anniversary of the date of grant.

On October 12, 2010, we entered into a securities purchase agreement with certain institutional and accredited investors to sell and issue $5.0 million of units of our securities and in the aggregate, we sold 1,250,000 units of securities, at a price of $4.00 per unit. The units consisted of a total of 3,750,000 shares of common stock, 1,250,000 shares of Series C preferred stock and 3,125,000 warrants. This transaction closed on October 13, 2010. As a result of the consummation of the offering, two investors, Lazarus Investment Partners LLLP and AQR Capital Management LLC, subsequently filed reports on Schedule 13G indicating that following such transaction, such persons became beneficial owners of in excess of 5% of our common stock. Subsequently, in May 2011, our stockholders elected Dr. Todd A. Borus to serve on our board of directors. Dr. Borus is the brother of the manager of the general partner of Lazarus Investment Partners, LLLP. Dr. Borus was reelected as a director by our stockholders at each of our subsequently held annual meetings.

On March 9, 2012, we entered into a securities purchase agreement with certain accredited investors pursuant to which the company agreed to sell and issue to the investors an aggregate principal amount of $4,050,000 of senior secured promissory notes and common stock purchase warrants to purchase a total of 3,022,388 shares of its common stock for gross proceeds of $4,050,000. The notes were senior secured promissory notes and were not convertible into equity securities of the company and, as amended, were due and payable on the first to occur of October 31, 2012 or the consummation of a subsequent financing, as defined. The notes were secured by a first priority lien on all of the company’s assets in accordance with, and subject to, a Security Agreement between the company and the investors. The warrants are exercisable for a period of 54 months commencing on the six month anniversary of the date on which they are issued and have an initial exercise price of $1.34 per share. The closing of this financing occurred on March 14, 2012. The following investors that participated in the financing are related parties of the company. J. David Luce, a member of our board of directors, agreed to purchase an aggregate principal amount of $1,500,000 of notes and 1,119,403 warrants through separate affiliated entities and John J. Waters, who was a member of our board of directors at such time, agreed to purchase an aggregate principal amount of $150,000 of notes and 111,940 warrants. In addition, our chief executive officer and a member of our board of directors, O’Connell Benjamin, and our chief financial officer, William Marshall, each agreed to purchase an aggregate principal amount of $50,000 of notes and 37,313 warrants. Further, Lazarus Investment Partners LLLP, which was the beneficial owner of approximately 16.2% of our outstanding shares of common stock immediately prior to the offering, agreed to purchase an aggregate principal amount of $1,000,000 of notes and 746,269 warrants. The participation by these investors was on the same terms as the other investors in the offering. The disclosures above regarding the relationships between our company, Lazarus Investment Partners, LLLP, and Todd A. Borus, M.D., are incorporated herein by reference.

On September 24, 2012, we entered into a securities purchase agreement with certain accredited investors pursuant to which the company agreed to sell and issue to the investors an aggregate principal amount of $3,300,000 of senior secured promissory notes and common stock purchase warrants to purchase a total of 2,558,139 shares of its common stock for gross proceeds of $3,300,000. The notes were senior secured promissory notes and were not convertible into equity securities of the company and were due and payable on the first to occur of October 31, 2013 or the consummation of a subsequent financing, as defined. The notes were secured by a first priority lien on all of the company’s assets in accordance with, and subject to, a Security Agreement between the company and the investors. The warrants are exercisable for a period of 54 months commencing on the six month anniversary of the date on which they are issued and have an initial exercise price of $1.34 per share. The closing of this financing occurred on September 28, 2012. The following investors that participated in the financing are related parties of the company. An entity affiliated with J. David Luce, a member of our board of directors, and his spouse, agreed to purchase an aggregate principal amount of $1,150,000 of notes and 891,473 warrants and our chief executive officer and a member of our board of directors, O’Connell Benjamin, and our chief financial officer, William Marshall, each agreed to purchase an aggregate principal amount of $50,000 of notes and 38,760 warrants. Further, Lazarus Investment Partners LLLP, which was the beneficial owner of approximately 23.8% of our outstanding shares of common stock immediately prior to the offering, agreed to purchase an aggregate principal amount of $1,000,000 of notes and 775,194 warrants. The participation by these investors was on the same terms as the other investors in the offering. The disclosures above regarding the relationships between our company, Lazarus Investment Partners, LLLP, and Todd A. Borus, M.D., are incorporated herein by reference.

On September 24, 2012, we also entered into an agreement with the holders of the majority of our outstanding senior secured promissory notes issued in March 2012, to extend the maturity date of such notes to October 31, 2013 and grant pari passu rights to the new notes issued on September 28, 2012. In connection with and in consideration of this extension, we agreed to issue the note holders extension warrants to purchase an aggregate of 2,197,674 shares of common stock with the same terms as the warrants issued to the new note holders. Due to their ownership of secured notes issued in March 2012, we issued extension warrants to the following related parties: entities affiliated with Mr. Luce were issued a total of 813,953 extension warrants; John Waters, a former director, were issued 81,395 extension warrants, each of the company’s chief executive officer and chief financial officer were issued 27,131 extension warrants and Lazarus Investment Partners were issued 542,636 extension warrants. In addition, we also entered into the Board Nomination and Observer Agreement with Lazarus Investment Partners in September 2012 pursuant to which we granted it the right to appoint either an observer to our board of directors or to nominate an individual for election to our board of directors. The disclosures above regarding the relationships between our company, Lazarus Investment Partners, LLLP, and Todd A. Borus, M.D., are incorporated herein by reference. For more information about this agreement, see the summary above under the caption “Summary of Lazarus Board Agreement”.

On March 22, 2013, we entered into an agreement with certain purchasers that were a party to the securities purchase agreement dated October 12, 2010 (the “2010 Purchase Agreement”) and who held a majority of the currently outstanding securities sold by us in our October 2010 private placement, to amend the terms of the 2010 Purchase Agreement, in order to provide for a six-month restriction on the transferability of the shares of common stock issuable upon conversion (the “Conversion Shares”) of the Series C preferred stock. We entered into this amendment agreement with the purchasers holding a majority of the outstanding securities which were issued under the 2010 Purchase Agreement, including Lazarus Investment Partners, LLLP, which as of the record date for our special meeting held on April 5, 2013, owned approximately 23.8% of our common stock and

40% of our Series C preferred stock. At the special meeting of stockholders held on April 5, 2013, our stockholders approved the automatic conversion of the outstanding shares of Series C preferred stock into an aggregate of 3,551,541 shares of common stock, including 1,051,541 shares of common stock issued in lieu of accrued but unpaid dividends on the Series C preferred stock. Lazarus Investment Partners was issued 1,420,616 shares of common stock upon conversion of the shares of Series C preferred stock held by it. In addition, we issued an aggregate of 1,420,616 shares of common stock upon conversion of the shares of Series C preferred stock to certain funds affiliated with AQR Capital Management LLC. In connection with the execution of this amendment agreement, on March 22, 2013, we also amended the Board Nomination and Observer Agreement that we entered into with Lazarus Investment Partners in September 2012 to extend for 90 days the time period within which Lazarus Investment Partners must decide whether to nominate an individual for election to our board of directors. The disclosures above regarding the relationships between our company, Lazarus Investment Partners, LLLP, and Todd A. Borus, M.D., are incorporated herein by reference.

As of June 11, 2013, we entered into a securities purchase agreement with certain accredited investors pursuant to which we agreed to issue a total of 665,000 shares of Series D preferred stock and warrants to purchase 6,650,000 shares of common stock. The shares of Series D preferred stock and warrants were sold as units, with each unit consisting of one share of Series D preferred stock and ten warrants. Investors that held an aggregate principal amount of $6,500,000 of senior notes agreed to surrender their notes in consideration of the issuance of the shares of Series D preferred stock and warrants and other investors purchased $150,000 of such securities. At closing, which occurred on June 20, 2013, we received an aggregate of $6,650,000 in cancellation of indebtedness and the $150,000 of additional funds. An aggregate principal amount of $4,850,000 of the senior notes surrendered in this transaction were held by certain of our officers, directors and our largest stockholder, as follows: an entity affiliated with J. David Luce, a member of our board of directors, and his spouse, held an aggregate principal amount of $2,650,000 of senior notes, and O’Connell Benjamin, our chief executive officer and a member of our board of directors, and our chief financial officer, William Marshall, each held an aggregate principal amount of $100,000 of senior notes. The parties affiliated with Mr. Luce purchased 265,000 shares of Series D preferred stock and 2,650,000 warrants and each of Mr. Benjamin and Mr. Marshall purchased 10,000 shares of Series D preferred stock and 100,000 warrants. Further, Lazarus Investment Partners LLLP, which was the beneficial owner of approximately 24.9% of our outstanding shares of common stock immediately prior to this transaction, held an aggregate principal amount of $2,000,000 of senior notes. We issued to Lazarus Investment Partners a total of 200,000 shares Series D preferred stock and 2,000,000 warrants. The manager of the general partner of Lazarus Investment Partners, LLLP, is the brother of Dr. Todd A. Borus, a member of our board of directors. In addition, Dr. Todd A. Borus participated in this transaction as an investor and purchased 2,500 shares of Series D preferred stock and 25,000 warrants.

In connection with the Series D preferred stock transaction, our chief executive officer, O’Connell Benjamin and a member of our board of directors, David Luce, agreed to grant a holder of senior notes an option to require them to purchase from him, commencing October 15, 2013, an aggregate of $350,000 of shares of Series D preferred stock and 350,000 warrants pursuant to the terms and conditions of a Put/Call Option Agreement. Under the Put/Call Option Agreement, if the holder declines to exercise its right to require the sale of these securities to Messrs. Luce and Benjamin, then they shall thereafter have a 30-day right to purchase all of such securities from the holder. Following the exercise of the option right by the holder in November 2013, each of Mr. Luce and Mr. Benjamin acquired 50% of these additional securities.

In addition, in connection with the foregoing, we further amended our Board Nomination and Observer Agreement with Lazarus Investment Partners LLLP. Under this amendment, we again extended by 90 days, to September 19, 2013, the time period within which Lazarus Investment Partners must decide whether to nominate an individual for election to our board of directors. Subsequent to the fiscal year end, we further amended this agreement to extend Lazarus Investment Partners’ right to nominate an individual to our board by an additional 90 days and in October 2013 Lazarus Investment Partners’ nominated Mr. Beunier to our board of directors.

On November 11, 2013, we entered into a securities purchase agreement with certain institutional and accredited investors to sell and issue $2.46 million of units of our securities in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder. In the aggregate, we agreed to sell to the investors a total of 2,347,625 shares of common stock and warrants to purchase 774,716 shares of common stock. The shares of common stock and warrants were sold as units, at a price of $1.05 per unit, with each unit consisting of one share of common stock and one warrant to purchase 0.33 shares of common stock. This transaction closed on November 12, 2013. As a result of the consummation of the offering, two affiliated investors, AIGH Investment Partners, L.P. and AIGH Investment Partners, L.L.C., along with the individual who serves as the managing member of the general partner of AIGH Investment Partners, L.P. and the president of AIGH Investment Partners, L.L.C., subsequently filed a report on Schedule 13G indicating that following such transaction, such persons became beneficial owners of in excess of 5% of our common stock.

Approval for Related Party Transactions

Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal stockholders, including their immediate family members and affiliates, our Audit Committee, all of the members of which, are independent, reviews the terms of any and all such proposed material related party transactions. The results of this review are then communicated to the entire board of directors, which has the ultimate authority as to whether or not we enter into such transactions. In approving or rejecting the proposed related party transaction, our Audit Committee and our board of directors shall consider the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee and our board of directors determine in the good faith exercise of their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922 or call at (908) 787-1700. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary.

OTHER BUSINESS

As of the date of this proxy statement, the only business which the board of directors intends to present, and knows that others will present, at the annual meeting is that herein above set forth. If any other matter or matters are properly brought before the annual meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Bylaw Provisions. In accordance with our bylaws, a stockholder who desires to present a proposal for consideration at next year’s annual meeting must have submitted the proposal no later than the close of business on January 31, 2015. The submission must include the proposal and a brief statement of the reasons for it, the name and address of the stockholder (as they appear in our stock transfer records), the number of shares beneficially owned by the stockholder and a description of any material interest that the stockholder may have in the proposal. Proposals should be addressed to Corporate Secretary, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the bylaw provisions, a stockholder who desires to have his, her or its proposal included in next year’s proxy statement must have delivered the proposal to our principal executive offices (at the address noted above) no later than the close of business on November 21, 2014.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management received notice of the proposal before the close of business on February 4, 2015 and advised stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on February 4, 2015.

ADDITIONAL INFORMATION

For further information about Authentidate Holding Corp., please refer to our annual report on Form 10-K for the fiscal year ended June 30, 2013 and our subsequently filed quarterly reports on Form 10-Q. Each such report is publicly available on our website at www.authentidate.com. You may also obtain a copy of such reports by sending a written request to our Chief Financial Officer, Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, NJ 07922. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of Authentidate entitled to vote at the annual meeting of stockholders.

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, as well as the regional offices of the SEC located at 3 World Financial Center, New York, New York 10281. Copies of such materials can be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

By Order of the Board of Directors

Dated: March 21, 2014
Victor J. DiGioia, Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR TELEPHONE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

Appendix A

AUTHENTIDATE HOLDING CORP.

2011 OMNIBUS EQUITY INCENTIVE PLAN

As amended as of                 , 2014

Authentidate Holding Corp. (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2011 Omnibus Equity Incentive Plan (this “Plan”).

1.	PURPOSE OF THIS PLAN

The purpose of this Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.

2.	DEFINITIONS

2.1. “Affiliate” means, with respect to a Person, another Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

2.2. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of this Plan.

2.3. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, including through an electronic medium.

2.4. “Board” shall mean the board of directors of the Company.

2.5. “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant applicable to the Award (or where there is such an agreement but it does not define “cause” (or words of like import), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, dishonesty, or fraud that could cause significant economic injury to the Company; (iii) a Participant’s insubordination, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company; (iv) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (v) a Participant’s willful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.6. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.7. “Committee” shall mean the Management Resources and Compensation Committee of the Board or a subcommittee thereof formed by the Management Resources and Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is: (i) a

“Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code, to the extent the Board has members meeting such qualifications; and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules. Anything to the contrary in this Plan notwithstanding, the Board reserves all authority to administer this Plan and to act as if the Committee hereunder.

2.8. “Consultant” shall mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person: (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (ii) can be covered as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 registration statement (or a successor form thereto).

2.9. “Covered Employee” shall mean an employee of the Company or its subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.10. “Director” shall mean a non-employee member of the Board.

2.11. “Dividend Equivalents” shall have the meaning set forth in Section 12.4.

2.12. “Effective Date” shall have the meaning set forth in Section 10.1.

2.13. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.14. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.15. “Fair Market Value” shall mean, with respect to Shares as of any date, the per Share closing price of the Shares: (i) if the Shares are listed on a national securities exchange, the closing sale price reported as having occurred on the principal securities exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, subject to the requirements of Section 409A of the Code.

2.16. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.17. “Limitations” shall have the meaning set forth in Section 8.7.

2.18. “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.19. “Option” shall mean any right granted to a Participant under this Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.20. “Other Share-Based Award” shall have the meaning set forth in Section 9.1.

2.21. “Participant” shall mean an Employee, Consultant or Director who is selected by the Committee to receive an Award under this Plan.

2.22. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 8.

2.23. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.24. “Performance Share” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.25. “Performance Unit” shall mean any grant pursuant to Article 8 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.26. “Prior Plan” shall mean the Company’s 2010 Employee Stock Option Plan.

2.27. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.28. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.29. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.30. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.31. “Services” shall mean services provided to the Company or any Subsidiary or any successor company (or a subsidiary or parent thereof), whether as an Employee, Consultant or Director, unless, in connection with the conversion, if any, of a Participant from one classification (i.e., Employee, Consultant or Director) to another, the Committee, in its sole and absolute discretion, determines that any on-going services to the Company or any Subsidiary or any successor company (or a subsidiary or parent thereof) shall not constitute “Services.”

2.32. “Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.33. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.34. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.35. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.36. “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.37. “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Employee or a Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Employee or a Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.38. “Termination of Directorship” means that the Director has ceased to be a Director of the Company; except that if a Director becomes an Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a Director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.39. “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Employee becomes a Consultant or a Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Employee is no longer an Employee, a Consultant or a Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

3.	SHARES SUBJECT TO THIS PLAN

3.1. Number of Shares. (a) Subject to adjustment as provided for in this Plan, as of the Effective Date, a total of 6,750,000 Shares shall be authorized for grant under this Plan. After the effective date of the Plan (as provided in Section 10.1), no awards may be granted under any Prior Plan. Subject at all times to Section 13.3, if: (i) any Shares subject to an Award are forfeited or expire or an Award is settled for cash (in whole or in part) pursuant to the terms of an Award Agreement; or (ii) after the Effective Date, any Shares subject to an award under the Prior Plan are forfeited or expire or an award under the Prior Plan is settled for cash (in whole or in part) pursuant to the terms of an award agreement, the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under this Plan, in accordance with this Section 3.1. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

(b) Substitute Awards shall not reduce the Shares authorized for grant under this Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. No fractional shares shall be issued under the Plan and the Committee shall determine the manner in which fractional share value shall be treated.

3.3. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,250,000 Shares and (ii) earn more than 1,250,000 Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares. In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $1,250,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this section.

4.	ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Consultant or Director shall be eligible to be selected as a Participant.

4.2. Administration. (a) This Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions this Plan and subject to such orders or resolutions not inconsistent with the provisions of this Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of this Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the Shares relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion); (v) determine whether, to what extent and under what circumstances Awards may be settled in Shares, cash or other property; (vi) determine whether, to what extent, and under what circumstances Shares, cash or other property and other amounts payable with respect to an Award made under this Plan shall be deferred either automatically or at the election of the Participant, in any case, in a manner intended to comply with Section 409A of the Code; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer this Plan and any instrument or agreement entered into under or in connection with this Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of this Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of this Plan. Decisions of the

Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(b) Subject to the terms of this Plan, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may delegate to: (i) a committee of one or more directors of the Company any of the authority of the Committee under this Plan, including the right to grant, cancel or suspend Awards; and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to this Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

5.	OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under this Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall deem desirable. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Director Non-Qualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

5.2. Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of this Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to this Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to this Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders: (a) lower the option price per Share of an Option after it is granted; (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award); or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

5.4. Vesting and Term of Option. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

5.5. Exercise of Options. (a) Options granted under this Plan shall be exercised by the Participant or by a permitted assignee thereof (or by a Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby which are vested at such time of exercise, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of this Plan as the Committee may prescribe from time to time

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made: (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds); (ii) to the extent provided for in the applicable Award Agreement or approved by the Committee, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value as determined by the Committee, provided: (A) such method of payment is then permitted under applicable law; (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Committee in its discretion; and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; (iii) to the extent permitted by applicable law and provided for in the applicable Award Agreement or approved by the Committee in its sole discretion, by payment of such other lawful consideration having a Fair Market Value on the exercise date equal to the total purchase price as the Committee may determine; (iv) except as may otherwise be provided in the applicable Award Agreement, by: (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding; or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding; (v) through any other method specified in an Award Agreement, or (vi) through any combination of any of the foregoing.

(c) The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of this Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

(d) Notwithstanding the foregoing, an Award Agreement may provide at the time of grant, in the discretion of the Committee, that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option; provided, however, that this feature, to the extent contained in an Option, may only be utilized to the extent that the holder of such Option is an active Employee, Director or Consultant as of the last day of the term of such Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6. Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company. Solely for purposes of determining whether Shares are available for the grant of “incentive stock options” under this Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under this Plan shall be the number of Shares set forth in the first sentence of Section 3.1(a), subject to adjustments provided in Section 12.2.

6.	STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may grant Stock Appreciation Rights: (a) in conjunction with all or part of any Option granted under this Plan or at any subsequent time during the term of such Option; (b) in conjunction with all or part of any Award (other than an Option) granted under this Plan or at any subsequent time during the term of such Award; or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

(c) Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board. The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years.

(d) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not: (i) reduce the grant price of any Stock Appreciation Right after the date of grant; (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying

Shares in exchange for cash or another Award (other than in connection with a Change in Control or a Substitute Award)); or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.

(e) An Award Agreement may provide at the time of grant, in the discretion of the Committee, that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right, and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day; provided, however, that this feature, to the extent contained in an Stock Appreciation Right, may only be utilized to the extent that the holder of such Stock Appreciation Right is an active Employee, Director or Consultant as of the last day of the term of such Stock Appreciation Right. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under this Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award may be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. Subject to applicable law, the Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under this Plan may be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in an Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of an Award Agreement, if so required, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall have only those rights specifically provided for by the Award Agreement, provided that in no event shall such a participant possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either: (i) not be paid or credited; or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4. Restrictions and Conditions. Restricted Stock and Restricted Stock Units awarded pursuant to the Plan shall be subject to the following restrictions. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in an Award Agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the Award. Within these limits, based on service, attainment of performance goals and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Award and/or waive the deferral limitations for all or any part of any Award.

7.5. Issuance of Shares. Any Restricted Stock granted under this Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or its designee. Such certificate or certificates shall be registered in the name of the Participant and, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, in such form as may be determined by the Committee.

7.6. Payment of Director Fees. Directors shall, if determined by the Board, receive awards in the form of Restricted Stock or Restricted Stock Units in lieu of all or a portion of their annual retainer. In addition, if permitted by the Board, Directors may elect to receive Restricted Stock or Restricted Stock Units in lieu of all or a portion of their annual and committee retainers and annual meeting fees. The Board (or if so delegated, the Committee) shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in Restricted Stock or Restricted Stock Units.

8.	PERFORMANCE AWARDS

8.1. Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under this Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and shall be based upon the criteria set forth in Section 8.5.

8.2. Award Agreements. The terms of any Performance Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. If a Performance Award has Dividend Equivalents, provision for such shall be contained in the applicable Award Agreement. The terms of Performance Awards need not be the same with respect to each Participant.

8.3. Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in Shares, cash, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code. The amount of the Award to be distributed shall be conclusively determined by the Committee.

8.4. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee prior to the grant of each Performance Award and shall be subject to the following terms and conditions:

(a) The Committee shall establish the objective performance goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance goals are substantially uncertain. Each grant may specify in respect of such performance goals a minimum acceptable level of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified performance goals. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 8.5 are achieved and the percentage of each Performance Award that has been earned.

(b) Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

8.5. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 8, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: (a) earnings per share; (b) operating income (before or after taxes); (c) net income (before or after taxes); (d) net sales; (e) cash flow; (f) gross profit; (g) gross profit return on investment; (h) gross margin return on investment; (i) gross margin; (j) working capital; (k) earnings before interest and taxes; (l) earnings before interest, tax, depreciation and amortization; (m) return on equity; (n) return on assets; (o) return on capital; (p) return on invested capital; (q) net revenues; (r) gross revenues; (s) revenue growth or product revenue growth; (t) total shareholder return; (u) appreciation in and/or maintenance of the Company’s market capitalization; (v) cash flow or cash flow per share (before or after dividends); (w) economic value added; (x) the fair market value of the shares of the Company’s Common Stock; (y) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; (z) reduction in expenses or improvement in or attainment of expense levels or working capital levels; (aa) financing and other capital raising transactions; (bb) debt reductions; (cc) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities, having any such applications or other documents accepted for review by the applicable regulatory authority or receiving approval of any such applications or other documents); or (dd) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property). Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including: (A) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (B) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (C) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

8.6. Adjustment and Restrictions. Notwithstanding any provision of this Plan (other than Article 11), with respect to any Performance Award, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

9.	OTHER SHARE-BASED AWARDS

9.1. Grants. The Committee, in its sole discretion, is authorized to grant to Participants, other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Participants to defer all or a portion of their cash compensation in the form of Other Share-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan. Other Share-Based Awards may be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Other Share-Based Awards.

9.2. Award Agreements. The terms of Other Share-Based Awards granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The terms of such Awards need not be the same with respect to each Participant. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and the Plan, the recipient of an Other-Share Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award. Any Other Share-Based Award and any Shares covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion. Notwithstanding the provisions of this Section, Dividend Equivalents and any property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by a Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

9.3. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.	EFFECTIVENESS OF PLAN; TERMINATION OF AWARDS

10.1. Effective Date and Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company, which approval shall be obtained within 12 months of the date this Plan is approved by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

10.2. Termination of Awards. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director or Consultant), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final. Unless otherwise determined by the Committee at the time of grant, the following provisions shall apply.

(a) Rules Applicable to Options and Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, as may be determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i) Termination by Reason of Death, Disability or Retirement. If a Participant’s Termination is by reason of death or Disability, all Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options or Stock Appreciation Rights.

(ii) Termination Without Cause. If a Participant’s Termination is a termination without Cause, all Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options or Stock Appreciation Rights.

(iii) Termination for Cause. If a Participant’s Termination: (1) is for Cause; or (2) is a voluntary Termination by the Participant after the occurrence of an event that would be grounds for a Termination for Cause, all Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(iv) Unvested Options and Stock Appreciation Rights. Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b) Rules Applicable to Restricted Stock, Restricted Stock Units Performance Awards and Other Stock-Based Awards. Unless otherwise provided in an Award Agreement, as may be determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) with respect to Restricted Stock Awards or Restricted Stock Unit Awards subject to vesting, (A) in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant’s death or Disability before the end of a vesting period subject only to continued service with the Company or a Subsidiary, the number of Shares subject to the Restricted Stock Award or Restricted Stock Unit Award that shall vest shall be determined by the Committee; and (B) in the event the Participant ceases to be employed for any other reason, all Shares subject to the Restricted Stock Award or Restricted Stock Unit Award which are still unvested shall be forfeited; and (ii) any unvested Performance Awards or Other Stock-Based Awards shall be forfeited.

10.3. Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

11.	CHANGE IN CONTROL PROVISIONS

11.1. Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2. Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment or service as a Director with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3. Change in Control. For purposes of this Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events after the date of approval of this Plan by the Board:

(a) Over a period of 24 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either: (i) have been Board members continuously since the beginning of that period; or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to satisfy the criteria described in the preceding clause (ii);

(b) Any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, other than: (i) the Company or any corporation, partnership, limited liability company, business trust, or other entity that is an Affiliate of the Company; (ii) an employee benefit plan of the Company or an Affiliate; (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate; or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities;

(c) The consummation of a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in such transaction (a “Business Combination”), unless in connection with such Business Combination securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities (“Voting Securities”) immediately prior to such Business Combination and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to such Business Combination; or

(d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Voting Securities as a result of the acquisition of Voting Securities by the Company which reduces the number of Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Voting Securities that increases the percentage of outstanding Voting Securities beneficially owned by such person, a Change in Control shall then occur.

12.	PROVISIONS WITH GENERAL APPLICABILITY

12.1. Amendment and Termination of this Plan. The Board may, from time to time, alter, amend, suspend or terminate this Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not amend this Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend this Plan to: (a) increase the number of Shares that may be the subject of Awards under this Plan (except for adjustments pursuant to Section 12.2); (b) expand the types of awards available under this Plan; (c) materially expand the class of persons eligible to participate in this Plan; (d) amend any provision of Section 5.3 or Section 6.2(a); (e) increase the maximum permissible term of any Option or Stock Appreciation Right; (f) increase the Limitations; or (g) or otherwise materially increase the benefits accruing to Participants under this Plan. The Board may not, without the approval of the Company’s stockholders, take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, this Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2. Changes in Capital Structure. In the event of any: (a) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; (b) any merger, combination, consolidation, or other reorganization; (c) any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Shares (whether in the form of securities, cash (other than regular cash dividends) or property); (d) any exchange of Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Shares; or (e) a sale of all or substantially all the business or assets of the Company as an entirety, then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan or an outstanding Award: (i) proportionately adjust any or all of: (A) the number and type of shares of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan); (B) the number, amount and type of shares of Shares (or other securities or property) subject to any or all outstanding Awards; (C) the grant, purchase, or exercise price of any or all outstanding Award; (D) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, or (E) the performance standards applicable to any outstanding Awards; or (ii) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Shares upon or in respect of such event. Notwithstanding the foregoing, to the extent possible, all adjustments shall be made in a manner to avoid: (i) an Award that is not already subject to Section 409A of the Code from becoming subject to Section 409A of the Code; and (ii) the imposition of penalties pursuant to Section 409A of the Code. In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by clause (i) above shall nevertheless be made.

12.3. Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to: (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings; (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i); (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders; or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of this Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred consistent with the requirements of Section 409A of the Code. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

12.5. Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original purchase price.

12.6. Custody. To enforce any restrictions on a Participant’s Award, the Committee may require the Participant to deposit all Award Agreements or certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

13.	COMPLIANCE MATTERS

13.1. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.2. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

13.3. Listing and Registration. (a) Each Award shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any Shares or other property subject thereto, upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of Shares or other property thereunder, no such Award may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Committee. The holder of the Award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of persons subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery or payment of any Award which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16 and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable or necessary because of foreign, federal or state legal or regulatory requirements to suspend the period during which Options or Stock Appreciation Rights may be exercised, the Committee may, in its discretion and without the holders’ consent, so suspend such period on not less than 15 days prior written notice to the holders thereof.

(b) At the option of the Committee, the obligation of the Company to issue Shares to a Participant upon the grant of any Award or exercise of an Option or other Award, may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto.

(c) Unless the issuance of such Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”) (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. All certificates for Shares delivered under this Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

14.	MISCELLANEOUS

14.1. Award Agreements. Each Award Agreement shall either be: (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf; or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of this Plan.

14.2. Tax Withholding. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, including amounts from any other sums or property due or to become due from the Company to the Participant, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Shares, and such Participant fails to make arrangements for the payment of tax, the Company may withhold such Shares having a value equal to the amount required to be withheld. When a Participant who is subject to Section 16 of the Exchange Act is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld, or by delivering to the Company other Shares held by such Participant. The Shares used for tax withholding will be valued at an amount equal to the Fair Market Value per Share of such Shares on the date the benefit is to be included in Participant’s income. In no event shall the Fair Market Value per Share of the Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Shares acquired upon the exercise of Options.

14.3. No Right of Employment or Service and No Claims to Awards. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing in this Plan nor the grant of an Award hereunder shall confer upon any Employee, Director of Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under this Plan) any such Employee, Director or Consultant at any time for any reason. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment of Employees or Participants under this Plan. In the case of any Employee on an approved leave of absence, the Committee may make such provisions with respect to continuance of Awards previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

14.4. Substitute Awards. Notwithstanding any other provision of this Plan, the terms of Substitute Awards may vary from the terms set forth in this Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

14.5. Nature of Payments. All Awards made pursuant to this Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under this Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

14.6. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.7. Severability. If any provision of this Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall: (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect; and (b) not affect any other provision of this Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under this Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under this Plan, and if the making of any payment in full or the provision of any other benefit required under this Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under this Plan.

14.8. Construction. As used in this Plan, the words “include” and “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

14.9. Unfunded Status of this Plan. This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

14.10. Governing Law. This Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

14.11. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

14.12. No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the U.S. Securities and Exchange Commission “SEC”)) any of: (a) the offer or issuance of any Award; (b) any Shares issuable upon the exercise of any Award; or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

14.13. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

14.14. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK « « « EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AUTHENTIDATE HOLDING CORP.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 30, 2014.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:
1.	Election of Directors
	(1) J. Edward Sheridan (2) O’Connell Benjamin (3) J. David Luce	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to contrary for all nominees listed to the left)

	(4) Charles C. Lucas	☐	☐
(5) Todd A. Borus
(6) Jeffrey Beunier

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

		FOR	AGAINST	ABSTAIN
2.	An advisory vote regarding the approval of compensation paid to our named executive officers.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approval of an amendment to the Company’s 2011 Omnibus Equity Incentive Plan to increase by 3,400,000 shares the number of shares of common stock available for issuance under such plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Ratification of independent registered public accounting firm.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	, 2014.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held May 1, 2014

The proxy statement and our 2013 Annual Report to Stockholders are available at http://www.cstproxy.com/authentidate/2014

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AUTHENTIDATE HOLDING CORP.

The undersigned appoints J. Edward Sheridan and O’Connell Benjamin, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Authentidate Holding Corp. held of record by the undersigned at the close of business on March 12, 2014 at the Annual Meeting of Stockholders of Authentidate Holding Corp. to be held on May 1, 2014, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)